                                                                     EXHIBIT 4.7

================================================================================

                            GREAT WOLF RESORTS, INC.

                                       AND

                 WILMINGTON TRUST COMPANY, AS INDENTURE TRUSTEE

                          JUNIOR SUBORDINATED INDENTURE

                            DATED AS OF JUNE __, 2006

                                -----------------

================================================================================

                              CROSS REFERENCE SHEET

                                     Between

      Provisions of Trust Indenture Act of 1939 and Junior Subordinated Indenture to be dated as of June __, 2006 between GREAT WOLF RESORTS, INC. and WILMINGTON TRUST COMPANY, Indenture Trustee.

Section of the Act                                           Section of the Indenture
--------------------------------------------------------     ----------------------------
310(a)(1) and (2).......................................     6.09
310(a)(3) and (4).......................................     Inapplicable
310(b)..................................................     6.08 and 6.10(a), (b) and (d)
310(c)..................................................     Inapplicable
311(a)..................................................     6.13
311(b)..................................................     6.13
312(a)..................................................     4.01
312(b)..................................................     4.02
312(c)..................................................     4.02
313(a)..................................................     4.04
313(b)(1)...............................................     Inapplicable
313(b)(2)...............................................     Inapplicable
313(c)..................................................     4.04
313(d)..................................................     4.03
314(a)..................................................     4.03
314(b)..................................................     Inapplicable
314(c)(1) and (2).......................................     11.05
314(c)(3)...............................................     Inapplicable
314(d)..................................................     Inapplicable
314(e)..................................................     11.05
314(f)..................................................     Inapplicable
315(a), (c) and (d).....................................     6.01
315(b)..................................................     5.11
315(e)..................................................     5.12
316(a)(1)...............................................     5.09
316(a)(2)...............................................     Inapplicable
316(b)..................................................     5.07
317(a)(1)...............................................     5.02
317(a)(2)...............................................     5.02(a)
317(b)..................................................     3.04(a) and (b)
318(a)..................................................     11.07

Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Junior Subordinated Indenture.

                                TABLE OF CONTENTS

                                                                                                             PAGE
                                                                                                             -----
                                                    ARTICLE 1
                                                   DEFINITIONS

Section 1.01. Certain Terms Defined ......................................................................    1

                                                     ARTICLE 2
                                                    SECURITIES

Section 2.01. Forms Generally ............................................................................    8
Section 2.02. Form of Indenture Trustee's Certificate of Authentication ..................................    8
Section 2.03. Amount Unlimited; Issuable in Series .......................................................    9
Section 2.04. Authentication and Delivery of Securities ..................................................   12
Section 2.05. Execution of Securities ....................................................................   15
Section 2.06. Certificate of Authentication ..............................................................   15
Section 2.07. Denomination and Date of Securities; Payments of Interest ..................................   16
Section 2.08. Registration, Transfer and Exchange ........................................................   16
Section 2.09. Mutilated, Defaced, Destroyed, Lost and Stolen Securities ..................................   20
Section 2.10. Cancellation of Securities; Disposition Thereof ............................................   21
Section 2.11. Temporary Securities .......................................................................   21

                                                   ARTICLE 3
                                            COVENANTS OF THE ISSUER

Section 3.01. Payment of Principal and Interest ..........................................................   22
Section 3.02. Offices for Payments, etc ..................................................................   22
Section 3.03. Appointment to Fill a Vacancy in Office of Indenture Trustee ...............................   23
Section 3.04. Paying Agents ..............................................................................   24
Section 3.05. Written Statement to Indenture Trustee .....................................................   25

                                                   ARTICLE 4
                   SECURITYHOLDERS LISTS AND REPORTS BY THE ISSUER AND THE INDENTURE TRUSTEE

Section 4.01. Issuer to Furnish Indenture Trustee Information as to Names and Addresses of
        Securityholders ..................................................................................   25
Section 4.02. Preservation and Disclosure of Securityholders Lists .......................................   25
Section 4.03. Reports by the Issuer ......................................................................   25
Section 4.04. Reports by the Indenture Trustee ...........................................................   25


                                                   ARTICLE 5
                   REMEDIES OF THE INDENTURE TRUSTEE AND SECURITYHOLDERS IN DEFAULT OR EVENT
                                                   OF DEFAULT

Section 5.01. Event of Default Defined; Acceleration of Maturity; Waiver of Event of Default .............   26
Section 5.02. Collection of Indebtedness by Indenture Trustee; Indenture Trustee May Prove Debt ..........   28
Section 5.03. Applications of Proceeds ...................................................................   31
Section 5.04. Suits for Enforcement ......................................................................   32
Section 5.05. Restoration of Rights on Abandonment of Proceedings ........................................   32
Section 5.06. Limitations on Suits by Securityholder; Default Defined ....................................   32
Section 5.07. Unconditional Right of Securityholders to Institute Certain Suits ..........................   34
Section 5.08. Powers and Remedies Cumulative; Delay or Omission Not Waiver of Default;
        Restoration of Rights and Remedies ...............................................................   34
Section 5.09. Control by Holders of Securities ...........................................................   35
Section 5.10. Waiver of Past Defaults ....................................................................   35
Section 5.11. Indenture Trustee to Give Notice of Default, But May Withhold in Certain
        Circumstances ....................................................................................   36
Section 5.12. Right of Court to Require Filing of Undertaking to Pay Costs ...............................   36

                                                   ARTICLE 6
                                       CONCERNING THE INDENTURE TRUSTEE

Section 6.01. Duties and Responsibilities of the Indenture Trustee; During Default; Prior to
        Default ..........................................................................................   37
Section 6.02. Certain Rights of the Indenture Trustee ....................................................   38
Section 6.03. Indenture Trustee Not Responsible for Recitals, Disposition of Securities or
        Application of Proceeds Thereof ..................................................................   39
Section 6.04. Indenture Trustee and Agents May Hold Securities or Coupons; Collections, etc ..............   39
Section 6.05. Moneys Held by Indenture Trustee ...........................................................   40
Section 6.06. Compensation and Indemnification of Indenture Trustee and Its Prior Claim ..................   40
Section 6.07. Right of Indenture Trustee to Rely on Officer's Certificate, etc ...........................   40
Section 6.08. Indentures Not Creating Potential Conflicting Interests for the Indenture Trustee ..........   41
Section 6.09. Persons Eligible for Appointment as Indenture Trustee ......................................   41
Section 6.10. Resignation and Removal; Appointment of Successor Trustee ..................................   41
Section 6.11. Acceptance of Appointment by Successor Trustee .............................................   43
Section 6.12. Merger, Conversion, Consolidation or Succession to Business of Indenture Trustee ...........   44
Section 6.13. Preferential Collection of Claims Against the Issuer .......................................   45
Section 6.14. Appointment of Authenticating Agent ........................................................   45

                                                   ARTICLE 7
                                        CONCERNING THE SECURITYHOLDERS

Section 7.01. Evidence of Action Taken by Securityholders ................................................   46
Section 7.02. Proof of Execution of Instruments and of Holding of Securities .............................   46
Section 7.03. Holders to be Treated as Owners ............................................................   47
Section 7.04. Securities Owned by Issuer Deemed Not Outstanding ..........................................   48
Section 7.05. Right of Revocation of Action Taken ........................................................   49

                                                   ARTICLE 8
                                            SUPPLEMENTAL INDENTURES

Section 8.01. Supplemental Indentures Without Consent of Securityholders .................................   49
Section 8.02. Supplemental Indentures With Consent of Securityholders ....................................   50
Section 8.03. Effect of Supplemental Indenture ...........................................................   52
Section 8.04. Documents to be Given to Indenture Trustee .................................................   52
Section 8.05. Notation on Securities in Respect of Supplemental Indentures ...............................   53
Section 8.06. Subordination Unimpaired ...................................................................   53

                                                   ARTICLE 9
                                   CONSOLIDATION, MERGER, SALE OR CONVEYANCE

Section 9.01. Covenant Not to Merge, Consolidate, Sell or Convey Property Except Under Certain
        Conditions .......................................................................................   53
Section 9.02. Successor Corporation Substituted ..........................................................   53
Section 9.03. Opinion of Counsel Delivered to Indenture Trustee ..........................................   54

                                                   ARTICLE 10
                           SATISFACTION AND DISCHARGE OF INDENTURE; UNCLAIMED MONEYS

Section 10.01. Satisfaction and Discharge of Indenture ...................................................   54
Section 10.02. Application by Indenture Trustee of Funds Deposited for Payment of Securities .............   59
Section 10.03. Repayment of Moneys Held by Paying Agent ..................................................   60
Section 10.04. Return of Moneys Held by Indenture Trustee and Paying Agent Unclaimed for Two
        Years ............................................................................................   60
Section 10.05. Indemnity for U.S. Government Obligations .................................................   60

                                                  ARTICLE 11
                                           MISCELLANEOUS PROVISIONS

Section 11.01. Incorporators, Stockholders, Officers and Directors of Issuer Exempt from
        Individual Liability .............................................................................   61
Section 11.02. Provisions of Indenture for the Sole Benefit of Parties and Holders of Securities
        and Coupons ......................................................................................   61
Section 11.03. Successors and Assigns of Issuer Bound by Indenture .......................................   61

Section 11.04. Notices and Demands on Issuer, Indenture Trustee and Holders of Securities and
        Coupons ..........................................................................................   61
Section 11.05. Officer's Certificates and Opinions of Counsel; Statements to be Contained Therein ........   62
Section 11.06. Payments Due on Saturdays, Sundays and Holidays ...........................................   63
Section 11.07. Conflict of Any Provision of Indenture with Trust Indenture Act of 1939 ...................   63
Section 11.08. New York Law to Govern ....................................................................   63
Section 11.09. Counterparts ..............................................................................   63
Section 11.10. Effect of Headings ........................................................................   63
Section 11.11. Securities in a Foreign Currency ..........................................................   64
Section 11.12. Judgment Currency .........................................................................   64

                                          ARTICLE 12
                          REDEMPTION OF SECURITIES AND SINKING FUNDS

Section 12.01. Applicability of Article ..................................................................   65
Section 12.02. Notice of Redemption; Partial Redemptions .................................................   65
Section 12.03. Payment of Securities Called for Redemption ...............................................   67
Section 12.04. Exclusion of Certain Securities from Eligibility for Selection for Redemption .............   68
Section 12.05. Mandatory and Optional Sinking Funds ......................................................   68

                                          ARTICLE 13
                                        SUBORDINATION

Section 13.01. Securities and Coupons Subordinated to Senior Indebtedness ................................   70
Section 13.02. Disputes with Holders of Certain Senior Indebtedness ......................................   72
Section 13.03. Subrogation ...............................................................................   72
Section 13.04. Obligation of Issuer Unconditional ........................................................   73
Section 13.05. Payments on Securities and Coupons Permitted ..............................................   73
Section 13.06. Effectuation of Subordination by Indenture Trustee ........................................   73
Section 13.07. Knowledge of Indenture Trustee ............................................................   74
Section 13.08. Indenture Trustee May Hold Senior Indebtedness ............................................   74
Section 13.09. Rights of Holders of Senior Indebtedness Not Impaired .....................................   74
Section 13.10. Article Applicable to Paying Agents .......................................................   74
Section 13.11. Indenture Trustee; Compensation Not Prejudiced ............................................   75

      THIS JUNIOR SUBORDINATED INDENTURE (this "INDENTURE"), is dated as of June __, 2006 between GREAT WOLF RESORTS, INC., a Delaware corporation (the "ISSUER"), and WILMINGTON TRUST COMPANY, as indenture trustee (the "INDENTURE TRUSTEE").

                              W I T N E S S E T H :

      WHEREAS, the Issuer has approved the form of and duly authorized the execution and delivery of this Indenture to provide for issuance of its unsecured junior subordinated debentures (the "SECURITIES") issued to evidence loans made to the Company of the proceeds from the issuance by GW Capital Trust II, a Delaware statutory trust, of undivided preferred beneficial interests in the assets of GW Capital Trust II and undivided common beneficial interests in the assets of GW Capital Trust II;

      WHEREAS, the Issuer has duly authorized the execution and delivery of this Indenture to provide, among other things, for the authentication, delivery and administration of the Securities; and

      WHEREAS, all things necessary to make this Indenture a valid indenture and agreement according to its terms have been done;

      NOW, THEREFORE:

      In consideration of the premises and the purchases of the Securities by the holders thereof, the Issuer and the Indenture Trustee mutually covenant and agree for the equal and proportionate benefit of the respective holders from time to time of the Securities and of the coupons, if any, appertaining thereto as follows:

                                   Article 1
                                  DEFINITIONS

      Section 1.01. Certain Terms Defined. The following terms (except as otherwise expressly provided or unless the context otherwise clearly requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section. All other terms used in this Indenture that are defined in the Trust Indenture Act of 1939 or the definitions of which in the Securities Act of 1933 are referred to in the Trust Indenture Act of 1939, including terms defined therein by reference to the Securities Act of 1933 (except as herein otherwise expressly provided or unless the context otherwise requires), shall have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of this Indenture. All accounting terms used herein and not expressly defined shall have the meanings assigned to such terms in accordance with generally accepted accounting principles, and the term "generally accepted accounting principles" means such accounting principles as are generally accepted in the United States of America at the time of any computation. The words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision. The terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular.

      "2005 JUNIOR SUBORDINATED INDENTURE" means the Junior Subordinated Indenture, dated as of March 15, 2005, between the Issuer and JPMorgan Chase Bank, National Association, as trustee, pursuant to which the Existing Junior Subordinated Debentures were issued.

      "ADDITIONAL INTEREST" means compounded interest arising on any deferred interest payments, as defined in any series of Securities.

      "ADDITIONAL SUMS" has the meaning specified in Section 2.03(r) of this Indenture.

      "AUTHENTICATING AGENT" shall have the meaning set forth in Section 6.14.

      "AUTHORIZED NEWSPAPER" means a newspaper published in the English language, customarily published on each Business Day in the Borough of Manhattan, The City of New York, which will, if practicable, be The Wall Street Journal (Eastern Edition). If it shall be impractical in the opinion of the Indenture Trustee to make any publication of any notice required hereby in an Authorized Newspaper, any publication or other notice in lieu thereof which is made or given with the approval of the Indenture Trustee shall constitute a sufficient publication of such notice.

      "BOARD OF DIRECTORS" means either the Board of Directors of the Issuer or any committee of such Board duly authorized to act on its behalf.

      "BOARD RESOLUTION" means a copy of one or more resolutions, certified by the Secretary or an Assistant Secretary of the Issuer to have been duly adopted or consented to by the Board of Directors and to be in full force and effect, and delivered to the Indenture Trustee.

      "BUSINESS DAY" means, with respect to any Security, unless otherwise specified pursuant to Section 2.03, a day other than (a) a Saturday or Sunday, and (b) a day on which banking institutions in Wilmington, Delaware and The City of New York, New York are authorized or required by law or executive order to close.

      "COMMISSION" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or if at any time after the execution and delivery of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act of 1939, then the body performing such duties on such date.

      "COMMON SECURITIES" means, with respect to a GW Capital Trust, the undivided beneficial interests in the assets of such trust that rank pari passu with the Trust Preferred Securities issued by such trust; provided, that if a Default has occurred and is continuing, the rights of holders of such Common Securities to payment in respect of distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights of holders of such Trust Preferred Securities.

      "COMMON SECURITIES GUARANTEE" means, with respect to a GW Capital Trust, the Guarantee of the Guarantor that operates directly or indirectly for the benefit of holders of the Common Securities of such trust.

      "CORPORATE TRUST OFFICE" means the office of the Indenture Trustee at which the corporate trust business of the Indenture Trustee shall, at any particular time, be principally administered, which office is, at the date as of which this Indenture is dated, located in Wilmington, Delaware.

      "COUPON" means any interest coupon appertaining to a Security.

      "COVENANT DEFEASANCE" shall have the meaning set forth in Section
10.01(c).

      "DEFAULT" shall have the meaning set forth in Section 5.06.

      "DEPOSITARY" means, with respect to the Securities of any series issuable or issued in the form of one or more Registered Global Securities, the Person designated as Depositary by the Issuer pursuant to Section 2.03 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean or include each Person who is then a Depositary hereunder, and if at any time there is more than one such Person, "Depositary" as used with respect to the Securities of any such series shall mean the Depositary with respect to the Registered Global Securities of that series.

      "DIRECT ACTION" means a legal proceeding instituted by a holder of the Trust Preferred Securities of a GW Capital Trust directly against the Issuer for the enforcement of payment to such holder of any amounts payable in respect of the Securities held by such trust having a principal amount equal to the aggregate liquidation amount of the Trust Preferred Securities held by such holder if an Event of Default or a Default has occurred and is continuing and such event is attributable to the failure of the Issuer to pay any amounts payable in respect of such Securities on the date such amounts are otherwise payable (in accordance with the terms hereof and thereof).

      "DOLLAR" means the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

      "EXISTING JUNIOR SUBORDINATED DEBENTURES" means the Floating Rate Junior Subordinated Debentures due 2035 issued by the Issuer under the 2005 Junior Subordinated Indenture.

      "EVENT OF DEFAULT" means any event or condition specified as such in
Section 5.01.

      "FOREIGN CURRENCY" means a currency issued by the government of a country other than the United States (or any currency unit comprised of any such currencies).

      "GUARANTOR" means the Issuer in its capacity as guarantor under any Trust Securities Guarantee.

      "GW CAPITAL TRUST" means GW Capital Trust II, a Delaware statutory trust, or any permitted successor thereto, or any substantially similar Delaware statutory trust sponsored by the Issuer, or any permitted successor thereto.

      "HOLDER", "HOLDER OF SECURITIES", "SECURITYHOLDER" or other similar terms mean (a) in the case of any Registered Security, the Person in whose name such Security is registered in the security register kept by the Issuer for that purpose in accordance with the terms hereof, and (b) in the case of any Unregistered Security, the bearer of such Security, or any Coupon appertaining thereto, as the case may be.

      "INDENTURE" means this instrument as originally executed and delivered or, if amended or supplemented as herein provided, as so amended or supplemented or both, and shall include the forms and terms of particular series of Securities established as contemplated hereunder.

      "INDENTURE TRUSTEE" means the Person identified as "INDENTURE TRUSTEE" in the first paragraph hereof and, subject to the provisions of Article 6, shall also include any successor trustee. "INDENTURE TRUSTEE" shall also mean or include each Person who is then an indenture trustee hereunder and if at any time there is more than one such Person, "INDENTURE TRUSTEE" as used with respect to the Securities of any series shall mean the indenture trustee with respect to the Securities of such series.

      "INTEREST" means, when used with respect to non-interest bearing Securities, interest payable after maturity.

      "ISSUER" means (except as otherwise provided in Article 6) Great Wolf Resorts, Inc., a Delaware corporation, and, subject to Article 9, its successors and assigns.

      "ISSUER ORDER" means a written statement, request or order of the Issuer signed in its name by any one of the following: the Chairman of the Board, the Chief Executive Officer, the President, an Executive Vice President, the Chief Financial Officer, the General Counsel, or the Treasurer, or any other person authorized by the Board of Directors to execute any such written statement, request or order.

      "JUDGMENT CURRENCY" shall have the meaning set forth in Section 11.12.

      "OFFICER'S CERTIFICATE" means a certificate (i) signed by any one of the following: the Chairman of the Board, the Chief Executive Officer, the President, an Executive Vice President, the Chief Financial Officer, the General Counsel, or the Treasurer, or any other person authorized by the Board of Directors to execute any such certificate and (ii) delivered to the Indenture Trustee. Each such certificate shall comply with Section 314 of the Trust Indenture Act of 1939 and include the statements provided for in Section 11.05.

      "OPINION OF COUNSEL" means an opinion or opinions in writing signed by legal counsel who may be an employee of or counsel to the Issuer and who shall be satisfactory to the Indenture Trustee. Each such opinion shall comply with
Section 314 of the Trust Indenture Act of 1939 and include the statements provided for in Section 11.05.

      "ORIGINAL ISSUE DATE" of any Security (or portion thereof) means the earlier of (a) the date of such Security or (b) the date of any Security (or portion thereof) for which such Security was issued (directly or indirectly) on registration of transfer, exchange or substitution.

      "ORIGINAL ISSUE DISCOUNT SECURITY" means any Security that provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof pursuant to Section 5.01.

      "OUTSTANDING" when used with reference to Securities, shall, subject to the provisions of Section 7.04, mean, as of any particular time, all Securities authenticated and delivered by the Indenture Trustee under this Indenture, except

      (a) Securities theretofore cancelled by the Indenture Trustee or delivered to the Indenture Trustee for cancellation;

      (b) Securities, or portions thereof, for the payment or redemption of which moneys or U.S. Government Obligations (as provided for in Section 10.01) in the necessary amount shall have been deposited in trust with the Indenture Trustee or with any paying agent (other than the Issuer) or shall have been set aside, segregated and held in trust by the Issuer for the Holders of such Securities (if the Issuer shall act as its own paying agent), provided that if such Securities, or portions thereof, are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as herein provided, or provision satisfactory to the Indenture Trustee shall have been made for giving such notice; and

      (c) Securities which shall have been paid or in substitution for which other Securities shall have been authenticated and delivered pursuant to the terms of Section 2.09 (except with respect to any such Security as to which proof satisfactory to the Indenture Trustee is presented that such Security is held by a person in whose hands such Security is a legal, valid and binding obligation of the Issuer).

      In determining whether the Holders of the requisite principal amount of Outstanding Securities of any or all series have given any request, demand, authorization, direction, notice, consent or waiver hereunder, the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the maturity thereof pursuant to Section 5.01.

      "PERIODIC OFFERING" means an offering of Securities of a series from time to time, the specific terms of which Securities, including, without limitation, the rate or rates of interest, if any, thereon, the stated maturity or maturities thereof and the redemption provisions, if any, with respect thereto, are to be determined by the Issuer or its agents upon the issuance of such Securities.

      "PERSON" means any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

      "PRINCIPAL" whenever used with reference to the Securities or any Security or any portion thereof, shall be deemed to include "and premium, if any".

      "RECORD DATE" shall have the meaning set forth in Section 2.07.

      "REDEMPTION NOTICE PERIOD" shall have the meaning set forth in Section 12.02.

      "REGISTERED GLOBAL SECURITY" means a Security evidencing all or a part of a series of Registered Securities, issued to the Depositary for such series in accordance with Section 2.04, and bearing the legend prescribed in Section 2.04.

      "REGISTERED SECURITY" means any Security registered on the Security register of the Issuer.

      "REQUIRED CURRENCY" shall have the meaning set forth in Section 11.12.

      "RESPONSIBLE OFFICER" when used with respect to the Indenture Trustee means the chairman of the board of directors, any vice chairman of the board of directors, the chairman of the trust committee, the chairman of the executive committee, any vice chairman of the executive committee, the president, any vice president, (whether or not designated by numbers or words added before or after the title "vice president") the cashier, the secretary, the treasurer, any trust officer, any assistant trust officer, any assistant vice president, any assistant cashier, any assistant secretary, any assistant treasurer, any financial services officer, or any other officer or assistant officer of the Indenture Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his knowledge of and familiarity with the particular subject.

      "SECURITIES ACT OF 1933" means the Securities Act of 1933, as amended, and the rules of the Commission relating thereto.

      "SECURITIES EXCHANGE ACT OF 1934" means the Securities Exchange Act of 1934, as amended, and the rules of the Commission relating thereto.

      "SECURITY" or "SECURITIES" has the meaning stated in the first recital of this Indenture, or, as the case may be, Securities that have been authenticated and delivered under this Indenture.

      "SENIOR INDEBTEDNESS" means (i) obligations (other than non-recourse obligations, the Securities, the Existing Junior Subordinated Debentures or any other obligations specifically designated as being subordinate in right of payment to Senior Indebtedness) of, or guaranteed or assumed by, the Issuer for borrowed money or evidenced by bonds, debentures, notes or similar instruments, and amendments, renewals, extensions, modifications and refundings of any of such indebtedness or of such obligations, (ii) capitalized lease obligations of the Issuer, (iii) obligations of the Issuer issued or assumed as the deferred purchase price of property, (iv) obligations of the Issuer in respect of interest rate, foreign exchange rate and commodity forward contracts, options and swaps and similar arrangements and (v) all obligations of the type referred to in clauses (i) through (iv) of other Persons which the Issuer has guaranteed or is responsible or liable for as obligor or otherwise.

      "TRUST AGREEMENT" means, with respect to a GW Capital Trust, the Amended and Restated Declaration of Trust of such trust.

      "TRUST INDENTURE ACT OF 1939" means the Trust Indenture Act of 1939, as amended, and the rules of the Commission relating thereto.

      "TRUST PREFERRED SECURITIES" means, with respect to a GW Capital Trust, the undivided beneficial interests in the assets of such trust that rank pari passu with the Common Securities issued by such trust; provided, that if a Default has occurred and is continuing, the rights of holders of such Common Securities to payment in respect of distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights of holders of such Trust Preferred Securities.

      "TRUST PREFERRED SECURITIES GUARANTEE" means, with respect to a GW Capital Trust, any Guarantee that the Guarantor enters into with Wilmington Trust Company or any other Person that operates directly or indirectly for the benefit of holders of the Trust Preferred Securities of such trust.

      "TRUST SECURITIES" means, with respect to a GW Capital Trust, the Common Securities and the Trust Preferred Securities issued by such trust.

      "TRUST SECURITIES GUARANTEE" means, with respect to a GW Capital Trust, the Common Securities Guarantee and the Trust Preferred Securities Guarantee covering the Common Securities and the Trust Preferred Securities, respectively, of such trust.

      "UNREGISTERED SECURITY" means any Security other than a Registered
Security.

      "U.S. GOVERNMENT OBLIGATIONS" shall have the meaning set forth in Section 10.01(a).

      "YIELD TO MATURITY" means the yield to maturity on a series of securities, calculated at the time of issuance of such series, or, if applicable, at the most recent redetermination of interest on such series, and calculated in accordance with accepted financial practice.

                                   ARTICLE 2
                                   SECURITIES

      Section 2.01. Forms Generally. The Securities of each series and the Coupons, if any, to be attached thereto shall be substantially in such form (not inconsistent with this Indenture) as shall be established by or pursuant to one or more Board Resolutions (as set forth in a Board Resolution or, to the extent established pursuant to rather than set forth in a Board Resolution, an Officer's Certificate detailing such establishment) or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have imprinted or otherwise reproduced thereon such legend or legends or endorsements, not inconsistent with the provisions of this Indenture, as may be required to comply with any law or with any rules or regulations pursuant thereto, or with any rules of any securities exchange or to conform to general usage, all as may be determined by the officers executing such Securities and Coupons, if any, as evidenced by their execution of such Securities and Coupons.

      The definitive Securities and Coupons, if any, shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities and Coupons, if any, as evidenced by their execution of such Securities and Coupons, if any.

      Section 2.02. Form of Indenture Trustee's Certificate of Authentication. The Indenture Trustee's certificate of authentication on all Securities shall be in substantially the following form:

            "This is one of the Securities referred to in the within-mentioned Junior Subordinated Indenture.

                                       ____________________________________
                                          as Indenture Trustee

Dated:                                 By:
        __________________________         ________________________________
                                                 Authorized Signatory

      If at any time there shall be an Authenticating Agent appointed with respect to any series of Securities, then the Indenture Trustee's Certificate of Authentication to be borne by the Securities of each such series shall be substantially as follows:

            "This is one of the Securities referred to in the within-mentioned Junior Subordinated Indenture.

                                       ____________________________________
                                          as Authenticating Agent

Dated:                                 By:
        __________________________         ________________________________
                                                 Authorized Signatory

      Section 2.03 Amount Unlimited; Issuable in Series. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

      The Securities may be issued in one or more series and the Securities of each such series shall rank equally and pari passu with the Securities of each other series, but all Securities issued hereunder shall be subordinate and junior in right of payment, to the extent and in the manner set forth in Article 13, to all Senior Indebtedness of the Issuer. There shall be established in or pursuant to one or more Board Resolutions (and, to the extent established pursuant to rather than set forth in a Board Resolution, in an Officer's Certificate detailing such establishment) or established in one or more indentures supplemental hereto, prior to the initial issuance of Securities of any series,

      (a) the designation of the Securities of the series, which shall distinguish the Securities of the series from the Securities of all other series;

      (b) any limit upon the aggregate principal amount of the Securities of the series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 2.08, 2.09, 2.11, 8.05 or 12.03);

      (c) if other than Dollars, the coin or currency in which the Securities of that series are denominated (including, but not limited to, any Foreign Currency);

      (d) the date or dates on which the principal of the Securities of the series is payable and any provisions for the advancement of any such date;

      (e) the rate or rates at which the Securities of the series shall bear interest, if any, the rate or rates and extent to which Additional Interest, if any, shall be payable in respect of any Securities of such series, the date or dates from which such interest shall accrue, on which such interest shall be payable and (in the case of Registered Securities) on which a record shall be taken for the determination of Holders to whom interest is payable and/or the method by which such rate or rates or date or dates shall be determined;

      (f) the place or places where the principal of and any interest on Securities of the series shall be payable (if other than as provided in Section 3.02), the place or places where the Securities of the series may be presented for registration of transfer or exchange and the place or places where notices and demands to or upon the Issuer in respect of the Securities of the series may be made;

      (g) any provisions relating to the deferral of interest payments on the Securities of the series at the option of the Issuer or otherwise;

      (h) the right, if any, of the Issuer to redeem Securities of the series, in whole or in part, at its option and the period or periods within which, the price or prices at which and any terms and conditions, including the Redemption Notice Period, upon which Securities of the series may be so redeemed, pursuant to any sinking fund or otherwise;

      (i) the obligation, if any, of the Issuer to redeem, purchase or repay Securities of the series pursuant to any mandatory redemption, sinking fund or analogous provisions or at the option of a Holder thereof and the price or prices at which, the period or periods within which and any terms and conditions upon which Securities of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

      (j) any securities exchange or quotation system on which the Securities of the series may be listed or quoted, as applicable;

      (k) if other than denominations of $25 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

      (l) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the maturity thereof;

      (m) if other than the coin or currency in which the Securities of that series are denominated, the coin or currency in which payment of the principal of or interest on the Securities of such series shall be payable;

      (n) if the Securities of a series may be converted into or exchanged for stock or other securities of the Issuer or other entities, the terms upon which such series may be converted or exchanged, any specific terms relating to the adjustment thereof and the period during which such Securities may be so converted or exchanged;

      (o) if the principal of or interest on the Securities of such series are to be payable, at the election of the Issuer or a Holder thereof, in a coin or currency other than that in which the Securities are denominated, the period or periods within which, and the terms and conditions upon which, such election may be made;

      (p) if the amount of payments of principal of and interest on the Securities of the series may be determined with reference to an index based on a coin or currency other than that in which the Securities of the series are denominated, the manner in which such amounts shall be determined;

      (q) whether the Securities of the series will be issuable as Registered Securities (and if so, whether such Securities will be issuable as Registered Global Securities) or Unregistered Securities (with or without Coupons), or any combination of the foregoing, any restrictions applicable to the offer, sale or delivery of Unregistered Securities or the payment of interest thereon and, if other than as provided in Section 2.08. the terms upon which Unregistered Securities of any series may be exchanged for Registered Securities of such series and vice versa;

      (r) whether and under what circumstances the Issuer will pay any additional amounts ("ADDITIONAL SUMS") on the Securities of the series held by a person who is not a U.S. person or held in a GW Capital Trust in respect of any tax, assessment or governmental charge withheld or deducted and, if so, whether the Issuer will have the option to redeem such Securities rather than pay such Additional Sums;

      (s) if the Securities of such series are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Security of such series) only upon receipt of certain certificates or other documents or satisfaction of other conditions, the form and terms of such certificates, documents or conditions;

      (t) any trustees, depositaries, authenticating or paying agents, transfer agents or registrars or any other agents with respect to the Securities of such series;

      (u) any additions, modifications or deletions in the Defaults, Events of Default or covenants of the Issuer set forth herein with respect to the Securities of such series; and

      (v) any other terms of the series.

      The Board Resolutions, supplemental indenture or Officer's Certificate establishing the terms of a series of Securities hereunder shall, for all purposes, be considered a part of this Indenture and shall be deemed to be incorporated by reference in it. For purposes of this Indenture, references to a "INDENTURE" shall also mean an Officer's Certificate or Board Resolutions, as the case may be.

      All Securities of any one series and Coupons, if any, appertaining thereto, shall be substantially identical, except in the case of Registered Securities as to denomination and except as may otherwise be provided by or pursuant to the Board Resolution or Officer's Certificate referred to above or as set forth in any such indenture supplemental hereto. All Securities of any one series need not be issued at the same time and may be issued from time to time, consistent with the terms of this Indenture, if so provided by or pursuant to such Board Resolution, such Officer's Certificate or in any such indenture supplemental hereto.

      Section 2.04 Authentication and Delivery of Securities. The Issuer may deliver Securities of any series having attached thereto appropriate Coupons, if any, executed by the Issuer to the Indenture Trustee for authentication together with the applicable documents referred to below in this Section, the Indenture Trustee shall thereupon authenticate and deliver such Securities to or upon the order of the Issuer (contained in the Issuer Order referred to below in this Section) or pursuant to such procedures acceptable to the Indenture Trustee and to such recipients as may be specified from time to time by an Issuer Order. The maturity date, original issue date, interest rate and any other terms of the Securities of such series and Coupons, if any, appertaining thereto (including Redemption Notice Periods) shall be determined by or pursuant to such Issuer Order and procedures. If provided for in such procedures, such Issuer Order may authorize authentication and delivery pursuant to oral instructions from the Issuer or its duly authorized agent, which instructions shall be promptly confirmed in writing. In authenticating such Securities and accepting the additional responsibilities under this Indenture in relation to such Securities, the Indenture Trustee shall be entitled to receive (in the case of subparagraphs
(b), (c) and (d) below only at or before the time of the first request of the Issuer to the Indenture Trustee to authenticate Securities of such series) and (subject to Section 6.01) shall be fully protected in relying upon, unless and until such documents have been superceded or revoked:

      (a) an Issuer Order requesting such authentication and setting forth delivery instructions if the Securities and Coupons, if any, are not to be delivered to the Issuer, provided that, with respect to Securities of a series subject to a Periodic Offering, (i) such Issuer Order may be delivered by the Issuer to the Indenture Trustee prior to the delivery to the Indenture Trustee of such Securities for authentication and delivery, (ii) the Indenture Trustee shall authenticate and deliver Securities of such series for original issue from time to time, in an aggregate principal amount not exceeding the aggregate principal amount established for such series, pursuant to an Issuer Order or pursuant to procedures acceptable to the Indenture Trustee as may be specified from time to time by an Issuer Order, (iii) the maturity date or dates, original issue date or dates, interest rate or rates and any other terms of Securities of such series (including Redemption Notice Periods) shall be determined by an Issuer Order or pursuant to such procedures and (iv) if provided for in such procedures, such Issuer Order may authorize authentication and delivery pursuant to oral or electronic instructions from the Issuer or its duly authorized agent or agents, which oral instructions shall be promptly confirmed in writing;

      (b) any Board Resolution, Officer's Certificate and/or executed supplemental indenture referred to in Sections 2.01 and 2.03 by or pursuant to which the forms and terms of the Securities and Coupons, if any, were established;

      (c) an Officer's Certificate setting forth the form or forms and terms of the Securities and Coupons, if any, stating that the form or forms and terms of the Securities and Coupons, if any, have been established pursuant to Sections
2.01 and 2.03 and comply with this Indenture, and covering such other matters as the Indenture Trustee may reasonably request; and

      (d) at the option of the Issuer, either an Opinion of Counsel, or a letter addressed to the Trustee permitting it to rely on an Opinion of Counsel, substantially to the effect that:

            (i) the forms of the Securities and Coupons, if any, have been duly authorized and established in conformity with the terms of this Indenture;

            (ii) in the case of an underwritten offering, the terms of the Securities have been duly authorized and established in conformity with the terms of this Indenture, and, in the case of an offering that is not underwritten, certain terms of the Securities have been established pursuant to a Board Resolution, an Officer's Certificate or a supplemental indenture in accordance with the terms of this Indenture, and when such other terms as are to be established pursuant to procedures set forth in an Issuer Order shall have been established, all such terms will have been duly authorized by the Issuer and will have been established in conformity with the terms of this Indenture;

            (iii) when the Securities and Coupons, if any, have been executed by the Issuer and authenticated by the Trustee in accordance with the provisions of this Indenture and delivered to and duly paid for by the purchasers thereof, they will have been duly issued under this Indenture and will be valid and binding obligations of the Issuer, enforceable against the Issuer in accordance with their respective terms, and will be entitled to the benefits of this Indenture;

            (iv) no consent, approval, authorization, order, registration or qualification of or with any federal, New York or Wisconsin governmental agency or body or any Delaware governmental agency or body acting pursuant to the Delaware General Corporation Law, or, to such counsel's knowledge, any federal, New York or Wisconsin court or any Delaware court acting pursuant to the Delaware General Corporation Law is required for the issuance or sale of the Securities and Coupons, if any, by the Issuer; and

            (v) the issuance and sale of the Securities and Coupons, if any, by the Issuer will not breach or result in a default under, (a) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument identified on an attached schedule furnished to such counsel by the Issuer and which the Issuer has represented lists all material agreements and instruments to which it or any of its subsidiaries is a party or by which the Issuer or any of its subsidiaries is bound or to which any of the property or assets of the Issuer or any of its subsidiaries is subject, (b) the certificate of incorporation or by-laws of the Issuer or (c) any federal, New York or Wisconsin statute or the Delaware General Corporation Law or any rule or regulation that has been issued pursuant to any federal, New York or Wisconsin statute or the Delaware General Corporation Law or any order known to us issued pursuant to any federal, New York or Wisconsin statute or the Delaware General Corporation Law by any court or governmental agency or body having jurisdiction over the Issuer or any of its subsidiaries or any of their properties, except, in the case of clauses
      (a) and (c), as would not, individually or in the aggregate, have a material adverse effect.

      In rendering such opinions, such counsel may qualify any opinions as to enforceability by stating that such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws of general applicability affecting the rights and remedies of creditors and is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Such counsel may rely, as to all matters governed by the laws of jurisdictions other than the State of New York and the federal law of the United States, upon opinions of other counsel (copies of which shall be delivered to the Trustee), who shall be counsel reasonably satisfactory to the Trustee, in which case the opinion shall state that such counsel believes he and the Trustee are entitled so to rely. Such counsel may also state that, insofar as such opinion involves factual matters, he has relied, to the extent he deems proper, upon certificates of officers of the Issuer and its subsidiaries and certificates of public officials.

      The Indenture Trustee shall have the right to decline to authenticate and deliver any Securities under this Section if the Indenture Trustee, being advised by counsel, determines that such action may not lawfully be taken by the Issuer or if the Indenture Trustee in good faith by its board of directors or board of trustees, executive committee, or a trust committee of directors or trustees or Responsible Officers shall determine that such action would expose the Indenture Trustee to personal liability to existing Holders or would affect the Indenture Trustee's own rights, duties or immunities under the Securities, this Indenture or otherwise.

      If the Issuer shall establish pursuant to Section 2.03 that the Securities of a series are to be issued in the form of one or more Registered Global Securities, then the Issuer shall execute and the Indenture Trustee shall, in accordance with this Section and the Issuer Order with respect to such series, authenticate and deliver one or more Registered Global Securities that (i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of all of the Securities of such series issued and not yet cancelled,
(ii) shall be registered in the name of the Depositary for such Registered Global Security or Securities or the nominee of such Depositary, (iii) shall be delivered by the Indenture Trustee to such Depositary or pursuant to such Depositary's instructions and (iv) shall bear a legend substantially to the following effect: "Unless and until it is exchanged in whole or in part for Securities in definitive registered form, this Security may not be transferred except as a whole by the Depositary to the nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary."

      Each Depositary designated pursuant to Section 2.03 must, at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under the Securities Exchange Act of 1934 and any other applicable statute or regulation.

      Section 2.05. Execution of Securities. The Securities and, if applicable, each Coupon appertaining thereto shall be signed on behalf of the Issuer by one of the following: the Chairman of the Board, the Chief Executive Officer, the President, an Executive Vice President, the Chief Financial Officer, the General Counsel or the Treasurer, or any other person authorized by the Board of Directors to execute Securities or, if applicable, Coupons, which Securities or Coupons may, but need not, be attested. Such signatures may be the manual or facsimile signatures of the present or any future such officers. Minor errors or defects in any such reproduction of any such signature shall not affect the validity or enforceability of any Security that has been duly authenticated and delivered by the Trustee.

      In case any officer of the Issuer who shall have signed any of the Securities or Coupons, if any, shall cease to be such officer before the Security or Coupon so signed (or the Security to which the Coupon so signed appertains) shall be authenticated and delivered by the Indenture Trustee or disposed of by the Issuer, such Security or Coupon nevertheless may be authenticated and delivered or disposed of as though the person who signed such Security or Coupon had not ceased to be such officer of the Issuer; and any Security or Coupon may be signed on behalf of the Issuer by such persons as, at the actual date of the execution of such Security or Coupon, shall be the proper officers of the Issuer, although at the date of the execution and delivery of this Indenture any such person was not such an officer.

      Section 2.06. Certificate of Authentication. Only such Securities as shall bear thereon a certificate of authentication substantially in the form hereinbefore recited, executed by the Indenture Trustee by the manual signature of one of its authorized officers, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. No Coupon shall be entitled to the benefits of this Indenture or shall be valid and obligatory for any purpose until the certificate of authentication on the Security to which such Coupon appertains shall have been duly executed by the Indenture Trustee. The execution of such certificate by the Indenture Trustee upon any Security executed by the Issuer shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder and that the Holder is entitled to the benefits of this Indenture.

      Section 2.07. Denomination and Date of Securities; Payments of Interest. The Securities of each series shall be issuable as Registered Securities or Unregistered Securities in denominations established as contemplated by Section
2.03 or, with respect to the Registered Securities of any series, if not so established, in denominations of $1,000 and any integral multiple thereof. If denominations of Unregistered Securities of any series are not so established, such Securities shall be issuable in denominations of $1,000 and $5,000. The Securities of each series shall be numbered, lettered or otherwise distinguished in such manner or in accordance with such plan as the officers of the Issuer executing the same may determine with the approval of the Indenture Trustee, as evidenced by the execution and authentication thereof.

      Each Registered Security shall be dated the date of its authentication. Each Unregistered Security shall be dated as provided in the resolution or resolutions of the Board of Directors of the Issuer referred to in Section 2.03. The Securities of each series shall bear interest, if any, from the date, and such interest shall be payable on the dates, established as contemplated by
Section 2.03.

      The Person in whose name any Registered Security of any series is registered at the close of business on any record date applicable to a particular series with respect to any interest payment date for such series shall be entitled to receive the interest, if any, payable on such interest payment date notwithstanding any transfer or exchange of such Registered Security subsequent to the record date and prior to such interest payment date, except if and to the extent the Issuer shall default in the payment of the interest due on such interest payment date for such series, in which case such defaulted interest shall be paid to the Persons in whose names Outstanding Registered Securities for such series are registered at the close of business on a subsequent record date (which shall be not less than five Business Days prior to the date of payment of such defaulted interest) established by notice given by mail by or on behalf of the Issuer to the Holders of Registered Securities not less than 15 days preceding such subsequent record date. The term "RECORD DATE" as used with respect to any interest payment date (except a date for payment of defaulted interest) for the Securities of any series shall mean the date specified as such in the terms of the Registered Securities of such series established as contemplated by Section 2.03, or, if no such date is so established, the 15th calendar day, whether or not a Business Day, before the applicable payment date.

      Section 2.08 Registration, Transfer and Exchange. The Issuer will keep at each office or agency to be maintained for the purpose as provided in Section
3.02 for each series of Securities a register or registers in which, subject to such reasonable regulations as it may prescribe, it will provide for the registration of Registered Securities of such series and the registration of transfer of Registered Securities of such series. Such register shall be in written form in the English language or in any other form capable of being converted into such form within a reasonable time. At all reasonable times such register or registers shall be open for inspection by the Indenture Trustee.

      Upon due presentation for registration of transfer of any Registered Security of any series at any such office or agency to be maintained for the purpose as provided in Section 3.02, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver in the name of the transferee or transferees a new Registered Security or Registered Securities of the same series, maturity date, interest rate and original issue date in authorized denominations for a like aggregate principal amount.

      Unregistered Securities (except for any temporary global Unregistered Securities) and Coupons (except for Coupons attached to any temporary global Unregistered Securities) shall be transferable by delivery.

      At the option of the Holder thereof, Registered Securities of any series (other than a Registered Global Security, except as set forth below) may be exchanged for a Registered Security or Registered Securities of such series having authorized denominations and an equal aggregate principal amount, upon surrender of such Registered Securities to be exchanged at the agency of the Issuer that shall be maintained for such purpose in accordance with Section 3.02 and upon payment, if the Issuer shall so require, of the charges hereinafter provided. If the Securities of any series are issued in both registered and unregistered form, except as otherwise specified pursuant to Section 2.03, at the option of the Holder thereof, Unregistered Securities of any series may be exchanged for Registered Securities of such series having authorized denominations and an equal aggregate principal amount, upon surrender of such Unregistered Securities to be exchanged at the agency of the Issuer that shall be maintained for such purpose in accordance with Section 3.02, with, in the case of Unregistered Securities that have Coupons attached, all unmatured Coupons and all matured Coupons in default thereto appertaining, and upon payment, if the Issuer shall so require, of the charges hereinafter provided. At the option of the Holder thereof, if Unregistered Securities of any series, maturity date, interest rate and original issue date are issued in more than one authorized denomination, except as otherwise specified pursuant to Section 2.03, such Unregistered Securities may be exchanged for Unregistered Securities of such series having authorized denominations and an equal aggregate principal amount, upon surrender of such Unregistered Securities to be exchanged at the agency of the Issuer that shall be maintained for such purpose in accordance with Section 3.02 or as specified pursuant to Section 2.03 with, in the case of Unregistered Securities that have Coupons attached, all unmatured Coupons and all matured Coupons in default thereto appertaining, and upon payment, if the Issuer shall so require, of the charges hereinafter provided. Unless otherwise specified pursuant to Section 2.03, Registered Securities of any series may not be exchanged for Unregistered Securities of such series. Whenever any Securities are so surrendered for exchange, the Issuer shall execute, and the Indenture Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive. All Securities and Coupons surrendered upon any exchange or transfer provided for in this Indenture shall be promptly cancelled and disposed of by the Indenture Trustee and the Indenture Trustee will deliver a certificate of disposition thereof to the Issuer.

      All Registered Securities presented for registration of transfer, exchange, redemption or payment shall (if so required by the Issuer or the Indenture Trustee) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Issuer and the Indenture Trustee duly executed by the Holder or his attorney duly authorized in writing.

      The Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any exchange or registration of transfer of Securities. No service charge shall be made for any such transaction.

      The Issuer shall not be required to exchange or register a transfer of (a) any Securities of any series for a period of 15 days next preceding the first mailing of notice of redemption of Securities of such series to be redeemed or
(b) any Securities selected, called or being called for redemption, in whole or in part, except, in the case of any Security to be redeemed in part, the portion thereof not so to be redeemed.

      Notwithstanding any other provision of this Section 2.08, unless and until it is exchanged in whole or in part for Securities in definitive registered form, a Registered Global Security representing all or a portion of the Securities of a series may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

      If at any time the Depositary for any Registered Securities of a series represented by one or more Registered Global Securities notifies the Issuer that it is unwilling or unable to continue as Depositary for such Registered Securities or if at any time the Depositary for such Registered Securities shall no longer be eligible under Section 2.04, the Issuer shall appoint a successor Depositary eligible under Section 2.04 with respect to such Registered Securities. If a successor Depositary eligible under Section 2.04 for such Registered Securities is not appointed by the Issuer within 90 days after the Issuer receives such notice or becomes aware of such ineligibility, the Issuer's election pursuant to Section 2.03 that such Registered Securities be represented by one or more Registered Global Securities shall no longer be effective and the Issuer will execute, and the Indenture Trustee, upon receipt of an Officer's Certificate for the authentication and delivery of definitive Securities of such series, will authenticate and deliver, Securities of such series in definitive registered form without coupons, in any authorized denominations, in an aggregate principal amount equal to the principal amount of the Registered Global Security or Securities representing such Registered Securities in exchange for such Registered Global Security or Securities.

      The Issuer may at any time and in its sole discretion determine that the Registered Securities of any series issued in the form of one or more Registered Global Securities shall no longer be represented by a Registered Global Security or Securities. In such event the Issuer will execute, and the Indenture Trustee, upon receipt of an Officer's Certificate for the authentication and delivery of definitive Securities of such series, will authenticate and deliver, Securities of such series in definitive registered form without coupons, in any authorized denominations, in an aggregate principal amount equal to the principal amount of the Registered Global Security or Securities representing such Registered Securities, in exchange for such Registered Global Security or Securities.

      If specified by the Issuer pursuant to Section 2.03 with respect to Securities represented by a Registered Global Security, the Depositary for such Registered Global Security may surrender such Registered Global Security in exchange in whole or in part for Securities of the same series in definitive registered form on such terms as are acceptable to the Issuer and such Depositary. Thereupon, the Issuer shall execute, and the Indenture Trustee shall authenticate and deliver, without service charge,

      (a) to the Person specified by such Depositary a new Registered Security or Securities of the same series, of any authorized denominations as requested by such Person, in an aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Registered Global Security; and

      (b) to such Depositary a new Registered Global Security in a denomination equal to the difference, if any, between the principal amount of the surrendered Registered Global Security and the aggregate principal amount of Registered Securities authenticated and delivered pursuant to clause (a) above.

      Upon the exchange of a Registered Global Security for Securities in definitive registered form without coupons, in authorized denominations, such Registered Global Security shall be cancelled by the Indenture Trustee or an agent of the Issuer or the Indenture Trustee. Securities in definitive registered form without coupons issued in exchange for a Registered Global Security pursuant to this Section 2.08 shall be registered in such names and in such authorized denominations as the Depositary for such Registered Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Indenture Trustee or an agent of the Issuer or the Indenture Trustee. The Indenture Trustee or such agent shall deliver such Securities to or as directed by the Persons in whose names such Securities are so registered.

      All Securities issued upon any transfer or exchange of Securities shall be valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such transfer or exchange.

      Notwithstanding anything herein or in the terms of any series of Securities to the contrary, none of the Issuer, the Indenture Trustee or any agent of the Issuer or the Indenture Trustee (any of which, other than the Issuer, shall rely on an Officer's Certificate and an Opinion of Counsel) shall be required to exchange any Unregistered Security for a Registered Security if such exchange would result in adverse Federal income tax consequences to the Issuer (such as, for example, the inability of the Issuer to deduct from its income, as computed for Federal income tax purposes, the interest payable on the Unregistered Securities) under then applicable United States Federal income tax laws.

      Section 2.09. Mutilated, Defaced, Destroyed, Lost and Stolen Securities. In case any temporary or definitive Security or any Coupon appertaining to any Security shall become mutilated, defaced or be destroyed, lost or stolen, the Issuer in its discretion may execute, and upon the written request of any officer of the Issuer, the Indenture Trustee shall authenticate and deliver a new Security of the same series, maturity date, interest rate and original issue date, bearing a number or other distinguishing symbol not contemporaneously outstanding, in exchange and substitution for the mutilated or defaced Security, or in lieu of and in substitution for the Security so destroyed, lost or stolen with Coupons corresponding to the Coupons appertaining to the Securities so mutilated, defaced, destroyed, lost or stolen, or in exchange or substitution for the Security to which such mutilated, defaced, destroyed, lost or stolen Coupon appertained, with Coupons appertaining thereto corresponding to the Coupons so mutilated, defaced, destroyed, lost or stolen. In every case the applicant for a substitute Security or Coupon shall furnish to the Issuer and to the Indenture Trustee and any agent of the Issuer or the Indenture Trustee such security or indemnity as may be required by them to indemnify and defend and to save each of them harmless and, in every case of destruction, loss or theft, evidence to their satisfaction of the destruction, loss or theft of such Security or Coupon and of the ownership thereof and in the case of mutilation or defacement shall surrender the Security and related Coupons to the Indenture Trustee or such agent.

      Upon the issuance of any substitute Security or Coupon, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Indenture Trustee or its agent) connected therewith. In case any Security or Coupon which has matured or is about to mature or has been called for redemption in full shall become mutilated or defaced or be destroyed, lost or stolen, the Issuer may, instead of issuing a substitute Security, pay or authorize the payment of the same or the relevant Coupon (without surrender thereof except in the case of a mutilated or defaced Security or Coupon), if the applicant for such payment shall furnish to the Issuer and to the Indenture Trustee and any agent of the Issuer or the Indenture Trustee such security or indemnity as any of them may require to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Issuer and the Indenture Trustee and any agent of the Issuer or the Indenture Trustee evidence to their satisfaction of the destruction, loss or theft of such Security or Coupon and of the ownership thereof.

      Every substitute Security or Coupon of any series issued pursuant to the provisions of this Section by virtue of the fact that any such Security or Coupon is destroyed, lost or stolen shall constitute an additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Security or Coupon shall be at any time enforceable by anyone and shall be entitled to all the benefits of (but shall be subject to all the limitations of rights set forth in) this Indenture equally and proportionately with any and all other Securities or Coupons of such series duly authenticated and delivered hereunder. All Securities and Coupons shall be held and owned upon the express condition that, to the extent permitted by law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, defaced or destroyed, lost or stolen Securities and Coupons and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

      Section 2.10. Cancellation of Securities; Disposition Thereof. All Securities and Coupons surrendered for payment, redemption, registration of transfer or exchange, or for credit against any payment in respect of a sinking or analogous fund, if surrendered to the Issuer or any agent of the Issuer or the Indenture Trustee or any agent of the Indenture Trustee, shall be delivered to the Indenture Trustee or its agent for cancellation or, if surrendered to the Indenture Trustee, shall be cancelled by it; and no Securities or Coupons shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Indenture Trustee or its agent shall return such cancelled Securities and Coupons held by it to the Issuer. If the Issuer or its agent shall acquire any of the Securities or Coupons, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities or Coupons unless and until the same are delivered to the Indenture Trustee or its agent for cancellation.

      Section 2.11. Temporary Securities. Pending the preparation of definitive Securities for any series, the Issuer may execute and the Indenture Trustee shall authenticate and deliver temporary Securities for such series (printed, lithographed, typewritten or otherwise reproduced, in each case in form satisfactory to the Indenture Trustee). Temporary Securities of any series shall be issuable as Registered Securities without coupons, or as Unregistered Securities with or without coupons attached thereto, of any authorized denomination, and substantially in the form of the definitive Securities of such series but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Issuer with the concurrence of the Indenture Trustee as evidenced by the execution and authentication thereof. Temporary Securities may contain such references to any provisions of this Indenture as may be appropriate. Every temporary Security shall be executed by the Issuer and be authenticated by the Indenture Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Securities. Without unreasonable delay the Issuer shall execute and shall furnish definitive Securities of such series and thereupon temporary Registered Securities of such series may be surrendered in exchange therefor without charge at each office or agency to be maintained by the Issuer for that purpose pursuant to Section 3.02 and, in the case of Unregistered Securities, at any agency maintained by the Issuer for such purpose as specified pursuant to Section 2.03, and the Indenture Trustee shall authenticate and deliver in exchange for such temporary Securities of such series an equal aggregate principal amount of definitive Securities of the same series having authorized denominations and, in the case of Unregistered

Securities, having attached thereto any appropriate Coupons. Until so exchanged, the temporary Securities of any series shall be entitled to the same benefits under this Indenture as definitive Securities of such series, unless otherwise established pursuant to Section 2.03. The provisions of this Section are subject to any restrictions or limitations on the issue and delivery of temporary Unregistered Securities of any series that may be established pursuant to
Section 2.03 (including any provision that Unregistered Securities of such series initially be issued in the form of a single global Unregistered Security to be delivered to a depositary or agency located outside the United States and the procedures pursuant to which definitive or global Unregistered Securities of such series would be issued in exchange for such temporary global Unregistered Security).

                                   ARTICLE 3
                             COVENANTS OF THE ISSUER

      Section 3.01. Payment of Principal and Interest. The Issuer covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay or cause to be paid the principal of, and interest on, each of the Securities of such series (together with any additional amounts payable pursuant to the terms of such Securities) at the place or places, at the respective times and in the manner provided in such Securities and in the Coupons, if any, appertaining thereto and in this Indenture. The interest on Securities with Coupons attached (together with any additional amounts payable pursuant to the terms of such Securities) shall be payable only upon presentation and surrender of the several Coupons for such interest installments as are evidenced thereby as they severally mature. If any temporary Unregistered Security provides that interest thereon may be paid while such Security is in temporary form, the interest on any such temporary Unregistered Security (together with any additional amounts payable pursuant to the terms of such Security) shall be paid, as to the installments of interest evidenced by Coupons attached thereto, if any, only upon presentation and surrender thereof, and, as to the other installments of interest, if any, only upon presentation of such Securities for notation thereon of the payment of such interest, in each case subject to any restrictions that may be established pursuant to Section 2.03. The interest on Registered Securities (together with any additional amounts payable pursuant to the terms of such Securities) shall be payable only to or upon the written order of the Holders thereof and, at the option of the Issuer, may be paid by wire transfer or by mailing checks for such interest payable to or upon the written order of such Holders at their last addresses as they appear on the registry books of the Issuer; provided, however, that, if the Securities of such series are held by a GW Capital Trust or a trustee of such trust and a holder of a Trust Preferred Security of such trust brings a successful Direct Action with respect to any interest payable on such Securities, such interest will be payable directly to such holder. In such event, the Issuer will have the right to set-off such payment to such holder against its obligation to pay interest on such Securities to such GW Capital Trust.

      Section 3.02 . Offices for Payments, etc. So long as any Registered Securities are authorized for issuance pursuant to this Indenture or are outstanding hereunder, the Issuer will maintain in Wilmington, Delaware, an office or agency where the Registered Securities of each series may be presented for payment, where the Securities of each series may be presented for exchange as is provided in this Indenture and, if applicable, pursuant to Section 2.03 and where the Registered Securities of each series may be presented for registration of transfer as in this Indenture provided.

      The Issuer initially appoints the Corporate Trust Office of the Indenture Trustee in Wilmington, Delaware, as its agency for the foregoing purposes. The Issuer may subsequently appoint a different office or agency of the Issuer in Wilmington, Delaware. The Issuer further initially appoints the Indenture Trustee at said Corporate Trust Office as Security registrar for each series of Securities. The Issuer will have the right to remove and replace from time to time the Security registrar for any series of Securities; provided that no such removal or replacement will be effective until a successor Security registrar with respect to such series of Securities has been appointed by the Issuer and has accepted such appointment.

      The Issuer will maintain in Wilmington, Delaware, an office or agency where notices and demands to or upon the Issuer in respect of the Securities of any series, the Coupons appertaining thereto or this Indenture may be served.

      The Issuer will give to the Indenture Trustee written notice of the location of each such office or agency and of any change of location thereof. In case the Issuer shall fail to maintain any agency required by this Section to be located in Wilmington, Delaware, or shall fail to give such notice of the location or of any change in the location of any of the above agencies, presentations and demands may be made and notices may be served at the Corporate Trust Office of the Indenture Trustee.

      The Issuer may from time to time designate one or more additional offices or agencies where the Securities of a series and any Coupons appertaining thereto may be presented for payment, where the Securities of that series may be presented for exchange as provided in this Indenture and pursuant to Section
2.03 and where the Registered Securities of that series may be presented for registration of transfer as in this Indenture provided, and the Issuer may from time to time rescind any such designation, as the Issuer may deem desirable or expedient; provided, however, that no such designation or rescission shall in any manner relieve the Issuer of its obligation to maintain the agencies provided for in this Section. The Issuer will give to the Indenture Trustee prompt written notice of any such designation or rescission thereof.

      Section 3.03. Appointment to Fill a Vacancy in Office of Indenture Trustee. The Issuer, whenever necessary to avoid or fill a vacancy in the office of Indenture Trustee, will appoint, in the manner provided in Section 6.10, an Indenture Trustee, so that there shall at all times be an Indenture Trustee with respect to each series of Securities hereunder.

      Section 3.04. Paying Agents. Whenever the Issuer shall appoint a paying agent other than the Indenture Trustee with respect to the Securities of any series, it will cause such paying agent to execute and deliver to the Indenture Trustee an instrument in which such agent shall agree with the Indenture Trustee, subject to the provisions of this Section,

      (a) that it will hold all sums received by it as such agent for the payment of the principal of or interest on the Securities of such series (whether such sums have been paid to it by the Issuer or by any other obligor on the Securities of such series) in trust for the benefit of the Holders of the Securities of such series, or Coupons appertaining thereto, if any, or of the Indenture Trustee,

      (b) that it will give the Indenture Trustee notice of any failure by the Issuer (or by any other obligor on the Securities of such series) to make any payment of the principal of or interest on the Securities of such series when the same shall be due and payable, and

      (c) that it will pay any such sums so held in trust by it to the Indenture Trustee upon the Indenture Trustee's written request at any time during the continuance of the failure referred to in clause (b) above.

      The Issuer will, on or prior to each due date of the principal of or interest on the Securities of such series, deposit with the paying agent a sum sufficient to pay such principal or interest so becoming due, and (unless such paying agent is the Indenture Trustee) the Issuer will promptly notify the Indenture Trustee of any failure to take such action.

      If the Issuer shall act as its own paying agent with respect to the Securities of any series, it will, on or before each due date of the principal of or interest on the Securities of such series, set aside, segregate and hold in trust for the benefit of the Holders of the Securities of such series or the Coupons appertaining thereto a sum sufficient to pay such principal or interest so becoming due. The Issuer will promptly notify the Indenture Trustee of any failure to take such action.

      Anything in this Section to the contrary notwithstanding, but subject to
Section 10.01 and to the terms of any series of Securities, the Issuer may at any time, for the purpose of obtaining a satisfaction and discharge with respect to one or more or all series of Securities hereunder, or for any other reason, pay or cause to be paid to the Indenture Trustee all sums held in trust for any such series by the Issuer or any paying agent hereunder, as required by this Section, such sums to be held by the Indenture Trustee upon the trusts herein contained.

      Anything in this Section to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section is subject to the provisions of Sections 10.03 and 11.04.

      Section 3.05. Written Statement to Indenture Trustee. The Issuer will furnish to the Indenture Trustee on or before March 31 in each year (beginning with March 31, 2007) a brief certificate (which need not comply with Section 11.05) from the principal executive, financial or accounting officer of the Issuer stating that in the course of the performance by the signer of his duties as an officer of the Issuer he would normally have knowledge of any default or non-compliance by the Issuer in the performance of any covenants or conditions contained in this Indenture, stating whether or not he has knowledge of any such default or non-compliance and, if so, specifying each such default or non-compliance of which the signer has knowledge and the nature thereof.

                                    Article 4
    SECURITYHOLDERS LISTS AND REPORTS BY THE ISSUER AND THE INDENTURE TRUSTEE

      Section 4.01. Issuer to Furnish Indenture Trustee Information as to Names and Addresses of Securityholders. If and so long as the Indenture Trustee shall not be the Security registrar for the Securities of any series, the Issuer and any other obligor on the Securities will furnish or cause to be furnished to the Indenture Trustee a list in such form as the Indenture Trustee may reasonably require of the names and addresses of the Holders of the Registered Securities of such series pursuant to Section 312 of the Trust Indenture Act of 1939 (a) semi-annually not more than 15 days after each record date for the payment of interest on such Registered Securities, as hereinabove specified, as of such record date and on dates to be determined pursuant to Section 2.03 for non-interest bearing Registered Securities in each year, and (b) at such other times as the Indenture Trustee may request in writing, within thirty days after receipt by the Issuer of any such request as of a date not more than 15 days prior to the time such information is furnished.

      Section 4.02. Preservation and Disclosure of Securityholders Lists. This
Section intentionally left blank.

      Section 4.03. Reports by the Issuer. The Issuer covenants to file with the Indenture Trustee, within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents, and other reports that the Issuer may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 or pursuant to Section 314 of the Trust Indenture Act of 1939.

      Section 4.04. Reports by the Indenture Trustee. Any Indenture Trustee's report required under Section 313(a) of the Trust Indenture Act of 1939 shall be transmitted on or before May 15 in each year beginning May 15, 2007, as provided in Section 313(c) of the Trust Indenture Act of 1939, so long as any Securities are Outstanding hereunder, and shall be dated as of a date convenient to the Indenture Trustee no more than 60 days prior thereto.

                                    Article 5
    REMEDIES OF THE INDENTURE TRUSTEE AND SECURITYHOLDERS IN DEFAULT OR EVENT
                                   OF DEFAULT

      Section 5.01. Event of Default Defined; Acceleration of Maturity; Waiver of Event of Default. "EVENT OF DEFAULT" with respect to Securities of any series wherever used herein, means each one of the following events which shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) unless it is specifically deleted or modified in the supplemental indenture, if any, under which such series of Securities is issued:

      (a) failure to pay in full the interest accrued on any Securities of such series upon the conclusion of an extension of the interest payment period of six consecutive quarters and continuance of that failure for a period of 30 days; or

      (b) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Issuer in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Issuer or for any substantial part of its property or ordering the winding up or liquidation of its affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

      (c) the Issuer shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Issuer or for any substantial part of its property, or make any general assignment for the benefit of creditors; or

      (d) any other Event of Default provided in the supplemental indenture under which such series of Securities is issued or in the form of Security for such series.

      If an Event of Default described in clause (a) or (d) (if the Event of Default under clause (a) or (d) is with respect to less than all series of Securities then Outstanding) occurs and is continuing, then, and in each and every such case, except for any series of Securities the principal of which shall have already become due and payable, either the Indenture Trustee or the Holders of not less than 25% in aggregate principal amount of the Securities of each such affected series then Outstanding hereunder (voting as a single class) or, if the Securities of such series are held by a GW Capital Trust or a trustee of such trust and should the Indenture Trustee or such Holders of the Outstanding Securities fail to make the declaration referred to below, the holders of at least 25% in aggregate liquidation amount of the outstanding Trust Preferred Securities of such trust (voting as a separate class) or the Property Trustee (as defined in the Trust Agreement), by notice in writing to the Issuer (and to the Indenture Trustee if given by Securityholders, the holders of Trust Preferred Securities or the Property Trustee (as defined in the Trust Agreement)), may declare the entire principal (or, if any of the Securities of any such affected series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such Securities) of all Securities of all such affected series or of such series held by a GW Capital Trust, as the case may be, and the interest accrued thereon, if any, to be due and payable immediately, and upon any such declaration, the same shall become immediately due and payable.

      If an Event of Default described in clause (b), (c) or (d) (if the Event of Default under clause (d) is with respect to all series of Securities then Outstanding) occurs and is continuing, then and in each and every such case, unless the principal of all the Securities shall have already become due and payable, either the Indenture Trustee or the Holders of not less than 25% in aggregate principal amount of all the Securities then Outstanding hereunder (treated as one class), or, if the Securities of any such series are held by a GW Capital Trust or a trustee of such trust and should the Indenture Trustee or such Holders of the Outstanding Securities fail to make the declaration referred to below, the holders of at least 25% in aggregate liquidation amount of the outstanding Trust Preferred Securities of such trust (treated as a separate class) or the Property Trustee (as defined in the Trust Agreement), by notice in writing to the Issuer (and to the Indenture Trustee if given by Securityholders, the holders of Trust Preferred Securities or the Property Trustee (as defined in the Trust Agreement)), may declare the entire principal (or, if any Securities are Original Issue Discount Securities, such portion of the principal as may be specified in the terms thereof) of all the Securities then Outstanding or of such series held by a GW Capital Trust, as the case may be, and interest accrued thereon, if any, to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable.

      The foregoing provisions, however, are subject to the condition that if, at any time after the principal (or, if the Securities are Original Issue Discount Securities, such portion of the principal as may be specified in the terms thereof) of the Securities of any series (or of all the Securities, as the case may be) shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Issuer shall pay or shall deposit with the Indenture Trustee a sum sufficient to pay all matured installments of interest upon all the Securities of each such series (or of all the Securities, as the case may be) and the principal of any and all Securities of each such series (or of all the Securities, as the case may be) which shall have become due otherwise than by acceleration (with interest upon such principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest, at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in the Securities of such series (or at the respective rates of interest or Yields to Maturity of all the Securities, as the case may be) to the date of such payment or deposit) and such amount as shall be sufficient to cover reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, its agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee except as a result of negligence or bad faith, and if any and all Defaults under the Indenture, other than the non-payment of the principal of Securities which shall have become due by acceleration, shall have been cured, waived or otherwise remedied as provided herein then and in every such case the Holders of a majority in aggregate principal amount of all the Securities of each such series or of all the Securities then Outstanding, in each case voting as a single class (except that each such series of Securities held by a GW Capital Trust shall vote as a separate class), by written notice to the Issuer and to the Indenture Trustee, may waive all Defaults with respect to each such series (or with respect to all the Securities, as the case may be) and rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent Default or shall impair any right consequent thereon; provided however, that if the Securities of such series are held by a GW Capital Trust or a trustee of such trust, (i) such waiver or rescission and annulment shall not be effective until the holders of a majority in aggregate liquidation amount of the Trust Preferred Securities of such trust shall have consented to such waiver or rescission and annulment and (ii) should the Holders of the Securities of such series fail to waive such Defaults and rescind and annul such declaration and its consequences, the holders of a majority in aggregate liquidation amount of the Trust Preferred Securities of such trust shall have such right.

      If the Securities of a series are held by a GW Capital Trust or a trustee of such trust and an Event of Default or Default has occurred and is continuing and such event is attributable to the failure of the Issuer to pay any amounts payable in respect of such Securities on the date such amounts are otherwise payable, a holder of Trust Preferred Securities of such trust may institute a Direct Action. If the Issuer makes any payment to a holder of such Trust Preferred Securities as a result of a Direct Action, the Issuer will have the right to set-off any such payment against its obligation to make any corresponding payment to such GW Capital Trust on such Securities.

      For all purposes under this Indenture, if a portion of the principal of any Original Issue Discount Securities shall have been accelerated and declared due and payable pursuant to the provisions hereof, then, from and after such declaration, unless such declaration has been rescinded and annulled, the principal amount of such Original Issue Discount Securities shall be deemed, for all purposes hereunder, to be such portion of the principal thereof as shall be due and payable as a result of such acceleration, and payment of such portion of the principal thereof as shall be due and payable as a result of such acceleration, together with interest, if any, thereon and all other amounts owing thereunder, shall constitute payment in full of such Original Issue Discount Securities.

      Section 5.02. Collection of Indebtedness by Indenture Trustee; Indenture Trustee May Prove Debt. The Issuer covenants that (a) in case default shall be made in the payment of any installment of interest on any of the Securities of any series when such interest shall have become due and payable, and such default shall have continued for a period of 30 days or (b) in case default shall be made in the payment of all or any part of the principal of any of the Securities of any series when the same shall have become due and payable, whether upon maturity of the Securities of such series or upon any redemption or by declaration or otherwise then upon demand of the Indenture Trustee, the Issuer will pay to the Indenture Trustee for the benefit of the Holders of the Securities of such series the whole amount that then shall have become due and payable on all Securities of such series, and such Coupons, for principal or interest, as the case may be (with interest to the date of such payment upon the overdue principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in the Securities of such series); and in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, their respective agents, attorneys and counsel, and any expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee except as a result of its negligence or bad faith.

      Until such demand is made by the Indenture Trustee, the Issuer may pay the principal of and interest on the Securities of any series to the Holders, whether or not the Securities of such series be overdue.

      In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Issuer or other obligor upon the Securities and collect in the manner provided by law out of the property of the Issuer or other obligor upon the Securities, wherever situated, the moneys adjudged or decreed to be payable.

      In case there shall be pending proceedings relative to the Issuer or any other obligor upon the Securities under Title 11 of the United States Bankruptcy Code or any other applicable Federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor, or in case of any other comparable judicial proceedings relative to the Issuer or other obligor upon the Securities, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise:

      (a) to file and prove a claim or claims for the whole amount of principal and interest (or, if the Securities of any series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series) owing and unpaid in respect of the Securities of any series, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence or bad faith) and of the Securityholders allowed in any judicial proceedings relative to the Issuer or other obligor upon the Securities, or to the creditors or property of the Issuer or such other obligor,

      (b) unless prohibited by applicable law and regulations, to vote on behalf of the holders of the Securities of any series in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or person performing similar functions in comparable proceedings, and

      (c) to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute all amounts received with respect to the claims of the Securityholders and of the Indenture Trustee on their behalf; and any trustee, receiver, or liquidator, custodian or other similar official is hereby authorized by each of the Securityholders to make payments to the Indenture Trustee, and, in the event that the Indenture Trustee shall consent to the making of payments directly to the Securityholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee except as a result of negligence or bad faith.

      Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities of any series or the rights of any Holder thereof, or to authorize the Indenture Trustee to vote in respect of the claim of any Securityholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

      All rights of action and of asserting claims under this Indenture, or under any of the Securities of any series or Coupons appertaining to such Securities, may be enforced by the Indenture Trustee without the possession of any of the Securities of such series or Coupons appertaining to such Securities or the production thereof on any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the

Securities or Coupons appertaining to such Securities in respect of which such action was taken.

      In any proceedings brought by the Indenture Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Holders of the Securities or Coupons appertaining to such Securities in respect to which such action was taken and it shall not be necessary to make any Holders of such Securities or Coupons appertaining to such Securities parties to any such proceedings.

      Section 5.03. Applications of Proceeds. Any moneys collected by the Indenture Trustee pursuant to this Article in respect of any series shall, subject to the subordination provisions hereof, be applied in the following order at the date or dates fixed by the Indenture Trustee and, in case of the distribution of such moneys on account of principal or interest, upon presentation of the several Securities and Coupons appertaining to such Securities in respect of which monies have been collected and stamping (or otherwise noting) thereon the payment, or issuing Securities of such series in reduced principal amounts in exchange for the presented Securities of like series if only partially paid, or upon surrender thereof if fully paid:

            FIRST: To the payment of costs and expenses applicable to such series in respect of which moneys have been collected, including reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee and their respective agents and attorneys and of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee except as a result of negligence or bad faith;

            SECOND: In case the principal of the Securities of such series in respect of which moneys have been collected shall not have become and be then due and payable, to the payment of interest on the Securities of such series in default in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Indenture Trustee) upon the overdue installments of interest at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in such Securities, such payments to be made ratably to the persons entitled thereto, without discrimination or preference;

            THIRD: In case the principal of the Securities of such series in respect of which moneys have been collected shall have become and shall be then due and payable, to the payment of the whole amount then owing and unpaid upon all the Securities of such series for principal and interest, with interest upon the overdue principal, and (to the extent that such interest has been collected by the Indenture Trustee) upon overdue installments of interest at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in the Securities of such series; and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Securities of such series, then to the payment of such principal and interest or Yield to Maturity, without preference or priority of principal over interest or Yield to Maturity, or of interest or Yield to Maturity over principal, or of any installment of interest over any other installment of interest, or of any Security of such series over any other Security of such series, ratably to the aggregate of such principal and accrued and unpaid interest or Yield to Maturity; and

            FOURTH: To the payment of the remainder, if any, to the Issuer or any other person lawfully entitled thereto.

      Section 5.04. Suits for Enforcement. In case a Default has occurred, has not been waived and is continuing, the Indenture Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Indenture Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture or to enforce any other legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

      Section 5.05. Restoration of Rights on Abandonment of Proceedings. In case the Indenture Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Indenture Trustee, then and in every such case the Issuer and the Indenture Trustee shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Issuer, the Indenture Trustee and the Securityholders and any rights of holders of Trust Preferred Securities to institute a Direct Action shall continue as though no such proceedings had been taken.

      Section 5.06. Limitations on Suits by Securityholder; Default Defined. No Holder of any Security of any series or of any Coupon appertaining thereto shall have any right by virtue or by availing of any provision of this Indenture to institute any action or proceeding at law or in equity or in bankruptcy or otherwise upon or under or with respect to this Indenture, or for the appointment of a trustee, receiver, liquidator, custodian or other similar official or for any other remedy hereunder, unless such Holder previously shall have given to the Indenture Trustee written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of not less than 25% in aggregate principal amount of the Securities of each affected series then Outstanding (treated as a single class) shall have made written request upon the Indenture Trustee to institute such action or proceedings in its own name as trustee hereunder and shall have offered to the Indenture Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby and the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action or proceeding and no direction inconsistent with such written request shall have been given to the Indenture Trustee pursuant to Section 5.09; it being understood and intended, and being expressly covenanted by the taker and Holder of every Security or Coupon with every other taker and Holder and the Indenture Trustee, that no one or more Holders of Securities of any series or Coupons appertaining to such Securities shall have any right in any manner whatever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other such Holder of Securities or Coupons appertaining to such Securities, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Securities of the applicable series and Coupons appertaining to such Securities. For the protection and enforcement of the provisions of this Section, each and every Securityholder and the Indenture Trustee shall be entitled to such relief as can be given either at law or in equity.

      "DEFAULT" with respect to Securities of any series wherever used herein, means each one of the following events which shall have occurred and be continuing (whatever the reason for such Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) unless it is specifically deleted or modified in the supplemental indenture, if any, under which such series of Securities is issued:

      (a) default in the payment of any installment of interest upon any of the Securities of such series as and when the same shall become due and payable, and continuance of such default for a period of 30 days; provided, however, that a valid extension of an interest payment period in accordance with the terms of the Securities of such series shall not constitute a default in the payment of interest for this purpose; or

      (b) default in the payment of all or any part of the principal on any of the Securities of such series as and when the same shall become due and payable either at maturity, upon any redemption, by declaration or otherwise; or

      (c) failure on the part of the Issuer duly to observe or perform any other of the covenants or agreements on the part of the Issuer in the Securities of such series (other than a covenant or warranty in respect of the Securities of such series a default in the performance or breach of which is elsewhere in this Section or in Section 5.01 specifically dealt with) or contained in this Indenture for a period of 60 days after the date on which written notice specifying such failure, stating that such notice is a "NOTICE OF DEFAULT" hereunder and demanding that the Issuer remedy the same, shall have been given by registered or certified mail, return receipt requested, to the Issuer by the Indenture Trustee, or to the Issuer and the Indenture Trustee by the holders of at least 25% in aggregate principal amount of the Outstanding Securities of all series affected thereby and, if the Securities of such series are held by a GW Capital Trust or a trustee of such trust and should the Indenture Trustee or such Holders of the Outstanding Securities fail to give such notice, the holders of at least 25% in aggregate liquidation amount of the outstanding Trust Preferred Securities of such trust shall have the right to give such notice; or

      (d) an Event of Default with respect to such series specified in Section 5.01; or

      (e) any other Default provided in the supplemental indenture under which such series of Securities is issued or in the form of Security for such series.

      Section 5.07. Unconditional Right of Securityholders to Institute Certain Suits. Notwithstanding any other provision in this Indenture and any provision of any Security, the right of any Holder of any Security or Coupon to receive payment of the principal of and interest on such Security or Coupon on or after the respective due dates expressed in such Security or Coupon, or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder; provided however, that if a series of Securities is held by a GW Capital Trust, the Holder of such Securities shall not give such consent without the consent of each holder of the Trust Preferred Securities of such trust. Notwithstanding the foregoing, nothing in this Section shall be deemed to impair the right of any holder of Trust Preferred Securities to institute a Direct Action.

      Section 5.08. Powers and Remedies Cumulative; Delay or Omission Not Waiver of Default; Restoration of Rights and Remedies. Except as provided in Section 5.06, no right or remedy herein conferred upon or reserved to the Indenture Trustee or to the Holders of Securities or Coupons or to holders of the Trust Preferred Securities is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

      No delay or omission of the Indenture Trustee or of any Holder of Securities or Coupons or of any holder of Trust Preferred Securities to exercise any right or power accruing upon any Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Default or an acquiescence therein; and, subject to Section
5.06 every power and remedy given by this Indenture or by law to the Indenture Trustee or to the Holders of Securities or Coupons or to holders of Trust Preferred Securities may be exercised from time to time, and as often as shall be deemed expedient, by the Indenture Trustee or by the Holders of Securities or Coupons or by the holders of Trust Preferred Securities.

      If the Indenture Trustee, any Holder or any holder of Trust Preferred Securities has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Indenture Trustee, such Holder or such holder of Trust Preferred Securities, then and in every case the Company, the Indenture Trustee, the Holders and such holder of Trust Preferred Securities shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee, the Holders and the holders of Trust Preferred Securities shall continue as though no such proceeding had been instituted.

      Section 5.09. Control by Holders of Securities. The Holders of a majority in aggregate principal amount of the Securities of each series affected (with all such series voting as a single class) at the time Outstanding shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Indenture Trustee, or exercising any trust or power conferred on the Indenture Trustee with respect to the Securities of such series by this Indenture; provided that such direction shall not be otherwise than in accordance with law and the provisions of this Indenture and provided further that (subject to the provisions of Section 6.01) the Indenture Trustee shall have the right to decline to follow any such direction if the Indenture Trustee, being advised by counsel, shall determine that the action or proceeding so directed may not lawfully be taken or if the Indenture Trustee in good faith by its board of directors, the executive committee, or a trust committee of directors or Responsible Officers of the Indenture Trustee shall determine that the action or proceedings so directed would involve the Indenture Trustee in personal liability or if the Indenture Trustee in good faith shall so determine that the actions or forbearances specified in or pursuant to such direction would be unduly prejudicial to the interests of Holders of the Securities of all series so affected not joining in the giving of said direction, it being understood that (subject to Section 6.01) the Indenture Trustee shall have no duty to ascertain whether or not such actions or forbearances are unduly prejudicial to such Holders.

      Nothing in this Indenture shall impair the right of the Indenture Trustee in its discretion to take any action deemed proper by the Indenture Trustee and which is not inconsistent with such direction or directions by Securityholders.

      Section 5.10. Waiver of Past Defaults. Prior to the acceleration of the maturity of any Securities as provided in Section 5.01, the Holders of a majority in aggregate principal amount of the Securities of all series at the time Outstanding with respect to which a Default shall have occurred and be continuing (voting as a single class) may on behalf of the Holders of all such Securities waive any past Default and its consequences, except a Default in the payment of principal or interest (unless such Default has been cured and a sum sufficient to pay all matured installments of interest and principal due otherwise than by acceleration has been deposited with the Indenture Trustee) or a Default in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Security affected; provided, that if the Securities of such series are held by a GW Capital Trust or a trustee of such trust, such waiver shall not be effective as to such Securities unless the holders of at least a majority in aggregate liquidation amount of the Trust Preferred Securities of such trust shall have consented to such waiver; provided further, that if the consent of the Holder of each Outstanding Security of such series is required, such waiver shall not be effective unless each holder of the Trust Preferred Securities of such trust shall have consented to such waiver. In the case of any such waiver, the Issuer, the Indenture Trustee, the Holders of all such Securities and the holders of any Trust Preferred Securities shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

      Upon any such waiver, such default shall cease to exist and be deemed to have been cured and not to have occurred, and any Default or Event of Default arising therefrom shall be deemed to have been cured, and not to have occurred for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

      Section 5.11. Indenture Trustee to Give Notice of Default, But May Withhold in Certain Circumstances. The Indenture Trustee shall, within ninety days after the occurrence of a default with respect to the Securities of any series, give notice of all defaults with respect to that series known to the Indenture Trustee (a) if any Unregistered Securities of that series are then Outstanding, to the Holders thereof, by publication at least once in an Authorized Newspaper and (b) by mail to all Holders of Registered Securities of such series and to such other Holders of Securities as have, within two years preceding such transmission, filed their names and addresses with the Indenture Trustee for that purpose, unless in each case such defaults shall have been cured before the mailing or publication of such notice (the term "DEFAULTS" for the purpose of this Section being hereby defined to mean any event or condition which is, or with notice or lapse of time or both would become, a Default or Event of Default); provided that, except in the case of default in the payment of the principal of or interest on any of the Securities of such series, or in the payment of any sinking fund installment on such series, the Indenture Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors or trustees and/or Responsible Officers of the Indenture Trustee in good faith determines that the withholding of such notice is in the interests of the Securityholders of such series.

      Section 5.12. Right of Court to Require Filing of Undertaking to Pay Costs. All parties to this Indenture agree, and each Holder of any Security or Coupon by his acceptance thereof shall be deemed to have agreed, that any court may, in its discretion, require, in any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Indenture Trustee, to any suit instituted by any Securityholder or group of Securityholders of any series holding in the aggregate more than 10% in aggregate principal amount of the Securities of such series, or, in the case of any suit relating to or arising under clause (d) of Section 5.01 or clause (c) or (e) of Section 5.06 (if the suit relates to Securities of more than one but less than all series), 10% in aggregate principal amount of Securities then Outstanding and affected thereby, or in the case of any suit relating to or arising under clause (b) or
(c) of Section 5.01, 10% in aggregate principal amount of all Securities then Outstanding, or to any suit instituted by any Securityholder for the enforcement of the payment of the principal of or interest (including any Additional Interest) on any Security on or after the due date expressed in such Security or any date fixed for redemption.

                                    Article 6
                        CONCERNING THE INDENTURE TRUSTEE

      Section 6.01. Duties and Responsibilities of the Indenture Trustee; During Default; Prior to Default. With respect to the Holders of any series of Securities issued hereunder, the Indenture Trustee, prior to the occurrence of a Default with respect to the Securities of a particular series and after the curing or waiving of all Defaults which may have occurred with respect to such series, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case a Default with respect to the Securities of a series has occurred (which has not been cured or waived), the Indenture Trustee shall exercise with respect to such series of Securities such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

      No provision of this Indenture shall be construed to relieve the Indenture Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that

      (a) prior to the occurrence of a Default with respect to the Securities of any series and after the curing or waiving of all such Defaults with respect to such series which may have occurred:

            (i) the duties and obligations of the Indenture Trustee with respect to the Securities of any series shall be determined solely by the express provisions of this Indenture, and the Indenture Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

            (ii) in the absence of bad faith on the part of the Indenture Trustee, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any statements, certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; but in the case of any such statements, certificates or opinions which by any provision hereof are specifically required to be furnished to the Indenture Trustee, the Indenture Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

      (b) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Indenture Trustee, unless it shall be proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

      (c) the Indenture Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders pursuant to Section 5.09 relating to the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee, or exercising any trust or power conferred upon the Indenture Trustee, under this Indenture.

      None of the provisions contained in this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there shall be reasonable ground for believing that the repayment of such funds or adequate indemnity against such liability is not reasonably assured to it.

      The provisions of this Section 6.01 are in furtherance of and subject to
Section 315 of the Trust Indenture Act of 1939.

      Section 6.02. Certain Rights of the Indenture Trustee. In furtherance of and subject to the Trust Indenture Act of 1939, and subject to Section 6.01:

      (a) the Indenture Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, note, coupon, security or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

      (b) any request, direction, order or demand of the Issuer mentioned herein shall be sufficiently evidenced by an Officer's Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Indenture Trustee by a copy thereof certified by the secretary or an assistant secretary of the Issuer;

      (c) the Indenture Trustee may consult with counsel and any written advice or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by it hereunder in good faith and in reliance thereon in accordance with such advice or Opinion of Counsel;

      (d) the Indenture Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Indenture at the request, order or direction of any of the Securityholders pursuant to the provisions of this Indenture, unless such Securityholders shall have offered to the Indenture Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred therein or thereby;

      (e) the Indenture Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture;

      (f) prior to the occurrence of a Default hereunder and after the curing or waiving of all Defaults, the Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture, note, coupon, security, or other paper or document unless requested in writing so to do by the Holders of not less than a majority in aggregate principal amount of the Securities of all series affected then Outstanding; provided that, if the payment within a reasonable time to the Indenture Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Indenture Trustee, not reasonably assured to the Indenture Trustee by the security afforded to it by the terms of this Indenture, the Indenture Trustee may require reasonable indemnity against such expenses or liabilities as a condition to proceeding; the reasonable expenses of every such investigation shall be paid by the Issuer or, if paid by the Indenture Trustee or any predecessor Indenture Trustee, shall be repaid by the Issuer upon demand; and

      (g) the Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys not regularly in its employ and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care by it hereunder.

      Section 6.03. Indenture Trustee Not Responsible for Recitals, Disposition of Securities or Application of Proceeds Thereof. The recitals contained herein and in the Securities, except the Indenture Trustee's certificates of authentication, shall be taken as the statements of the Issuer, and the Indenture Trustee assumes no responsibility for the correctness of the same. The Indenture Trustee makes no representation as to the validity or sufficiency of this Indenture or of the Securities or Coupons. The Indenture Trustee shall not be accountable for the use or application by the Issuer of any of the Securities or of the proceeds thereof.

      Section 6.04. Indenture Trustee and Agents May Hold Securities or Coupons; Collections, etc. The Indenture Trustee or any agent of the Issuer or the Indenture Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities or Coupons with the same rights it would have if it were not the Indenture

Trustee or such agent and may otherwise deal with the Issuer and receive, collect, hold and retain collections from the Issuer with the same rights it would have if it were not the Indenture Trustee or such agent.

      Section 6.05. Moneys Held by Indenture Trustee. Subject to the provisions of Section 10.04 hereof, all moneys received by the Indenture Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by mandatory provisions of law. Neither the Indenture Trustee nor any agent of the Issuer or the Indenture Trustee shall be under any liability for interest on any moneys received by it hereunder.

      Section 6.06. Compensation and Indemnification of Indenture Trustee and Its Prior Claim. The Issuer covenants and agrees to pay to the Indenture Trustee from time to time, and the Indenture Trustee shall be entitled to, such compensation as the parties shall agree in writing from time to time (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and the Issuer covenants and agrees to pay or reimburse the Indenture Trustee and each predecessor Indenture Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of it in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all agents and other persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Issuer also covenants to indemnify the Indenture Trustee and each predecessor Indenture Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder and its duties hereunder, including the costs and expenses of defending itself against or investigating any claim of liability in the premises. The obligations of the Issuer under this Section to compensate and indemnify the Indenture Trustee and each predecessor Indenture Trustee and to pay or reimburse the Indenture Trustee and each predecessor Indenture Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture. Such additional indebtedness shall be a senior claim to that of the Securities upon all property and funds held or collected by the Indenture Trustee as such, except funds held in trust for the benefit of the Holders of particular Securities or Coupons, and the Securities are hereby subordinated to such senior claim.

      Section 6.07. Right of Indenture Trustee to Rely on Officer's Certificate, etc. Subject to Sections 6.01 and 6.02, whenever in the administration of the trusts of this Indenture the Indenture Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Indenture Trustee, be deemed to be conclusively proved and established by an Officer's Certificate delivered to the

Indenture Trustee, and such certificate, in the absence of negligence or bad faith on the part of the Indenture Trustee, shall be full warrant to the Indenture Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof.

      Section 6.08. Indentures Not Creating Potential Conflicting Interests for the Indenture Trustee. The following indenture is hereby specifically described for the purposes of Section 310(b)(1) of the Trust Indenture Act of 1939: this Indenture with respect to the Securities of any other series.

      Section 6.09. Persons Eligible for Appointment as Indenture Trustee. The Indenture Trustee for each series of Securities hereunder shall at all times be a corporation organized and doing business under the laws of the United States of America or of any State or the District of Columbia having a combined capital and surplus of at least $50,000,000, and which is authorized under such laws to exercise corporate trust powers and is subject to supervision or examination by Federal, State or District of Columbia authority. Such corporation shall have its principal place of business in Wilmington, Delaware if there be such a corporation in such location willing to act upon reasonable and customary terms and conditions. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Indenture Trustee shall cease to be eligible in accordance with the provisions of this Section, the Indenture Trustee shall resign immediately in the manner and with the effect specified in Section 6.10.

      The provisions of this Section 6.09 are in furtherance of and subject to
Section 310(a) of the Trust Indenture Act of 1939.

      Section 6.10. Resignation and Removal; Appointment of Successor Trustee.
(a) The Indenture Trustee, or any trustee or trustees hereafter appointed, may at any time resign with respect to one or more or all series of Securities by giving written notice of resignation to the Issuer and (i) if any Unregistered Securities of a series affected are then Outstanding, by giving notice of such resignation to the Holders thereof, by publication at least once in an Authorized Newspaper, (ii) if any Unregistered Securities of a series affected are then Outstanding, by mailing notice of such resignation to the Holders thereof who have filed their names and addresses with the Indenture Trustee within the two years preceding the notice at such addresses as were so furnished to the Indenture Trustee and (iii) by mailing notice of such resignation to the Holders of then Outstanding Registered Securities of each series affected at their addresses as they shall appear on the registry books. Upon receiving such notice of resignation, the Issuer shall promptly appoint a successor trustee or trustees with respect to the applicable series by written instrument in duplicate, executed by authority of the Board of Directors, one copy of which instrument shall be delivered to the resigning Indenture Trustee and one copy to the successor trustee or trustees. If no successor trustee shall have been so appointed with respect to any series and have accepted appointment within 30 days after the mailing of such notice of resignation, the resigning trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Securityholder who has been a bona fide Holder of a Security or Securities of the applicable series for at least six months may, subject to the provisions of Section 5.12, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

      (b) In case at any time any of the following shall occur:

            (i) the Indenture Trustee shall fail to comply with the provisions of Section 310(b) of the Trust Indenture Act of 1939 with respect to any series of Securities after written request therefor by the Issuer or by any Securityholder who has been a bona fide Holder of a Security or Securities of such series for at least six months; or

            (ii) the Indenture Trustee shall cease to be eligible in accordance with the provisions of Section 6.09 and Section 310(a) of the Trust Indenture Act of 1939 and shall fail to resign after written request therefor by the Issuer or by any Securityholder; or

            (iii) the Indenture Trustee shall become incapable of acting with respect to any series of Securities, or shall be adjudged a bankrupt or insolvent, or a receiver or liquidator of the Indenture Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Indenture Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, the Issuer may remove the Indenture Trustee with respect to the applicable series of Securities and appoint a successor trustee for such series by written instrument, in duplicate, executed by order of the Board of Directors of the Issuer, one copy of which instrument shall be delivered to the Indenture Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 315(e) of the Trust Indenture Act of 1939, any Securityholder who has been a bona fide Holder of a Security or Securities of such series for at least six months may on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor trustee with respect to such series. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Indenture Trustee and appoint a successor trustee. If no successor trustee shall have been so appointed with respect to any series and have accepted appointment within 30 days after the mailing of such notice of removal, the retiring trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Securityholder who has been a bona fide Holder of a Security or Securities of the applicable series for at least six months may, subject to the provisions of
Section 5.12, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

      (c) The Holders of a majority in aggregate principal amount of the Securities of each series at the time outstanding may at any time remove the Indenture Trustee with respect to Securities of such series and appoint a successor trustee with respect to the Securities of such series by delivering to the Indenture Trustee so removed, to the successor trustee so appointed and to the Issuer the evidence provided for in Section 7.01 of the action in that regard taken by the Securityholders.

      (d) Any resignation or removal of the Indenture Trustee with respect to any series and any appointment of a successor trustee with respect to such series pursuant to any of the provisions of this Section 6.10 shall become effective upon acceptance of appointment by the successor trustee as provided in
Section 6.11.

      Section 6.11. Acceptance of Appointment by Successor Trustee. Any successor trustee appointed as provided in Section 6.10 shall execute and deliver to the Issuer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee with respect to all or any applicable series shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all rights, powers, duties and obligations with respect to such series of its predecessor hereunder, with like effect as if originally named as trustee for such series hereunder; but, nevertheless, on the written request of the Issuer or of the successor trustee, upon payment of its charges then unpaid, the trustee ceasing to act shall, subject to Section 10.04, pay over to the successor trustee all moneys at the time held by it hereunder and shall execute and deliver an instrument transferring to such successor trustee all such rights, powers, duties and obligations. Upon request of any such successor trustee, the Issuer shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a prior claim upon all property or funds held or collected by such trustee to secure any amounts then due it pursuant to the provisions of
Section 6.06.

      If a successor trustee is appointed with respect to the Securities of one or more (but not all) series, the Issuer, the predecessor Indenture Trustee and each successor trustee with respect to the Securities of any applicable series shall execute and deliver an indenture supplemental hereto which shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the predecessor Indenture Trustee with respect to the Securities of any series as to which the predecessor Indenture Trustee is not retiring shall continue to be vested in the predecessor Indenture Trustee, and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such trustees co-trustees of the same trust and that each such trustee shall be trustee of a trust or trusts under separate indentures.

      No successor trustee with respect to any series of Securities shall accept appointment as provided in this Section 6.11 unless at the time of such acceptance such successor trustee shall be qualified under Section 310(b) of the Trust Indenture Act of 1939 and eligible under the provisions of Section 6.09.

      Upon acceptance of appointment by any successor trustee as provided in this Section 6.11 the Issuer shall give notice thereof (a) if any Unregistered Securities of a series affected are then Outstanding, to the Holders thereof, by publication of such notice at least once in an Authorized Newspaper, (b) if any Unregistered Securities of a series affected are then Outstanding, to the Holders thereof who have filed their names and addresses with the Indenture Trustee within the two years preceding the notice, by mailing such notice to such Holders at such addresses as were so furnished to the Indenture Trustee (and the Indenture Trustee shall make such information available to the Issuer for such purpose) and (c) to the Holders of Registered Securities of each series affected, by mailing such notice to such Holders at their addresses as they shall appear on the registry books. If the acceptance of appointment is substantially contemporaneous with the resignation, then the notice called for by the preceding sentence may be combined with the notice called for by Section
6.10. If the Issuer fails to give such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be given at the expense of the Issuer.

      Section 6.12. Merger, Conversion, Consolidation or Succession to Business of Indenture Trustee. Any corporation into which the Indenture Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Indenture Trustee shall be a party, or any corporation succeeding to the corporate trust business of the Indenture Trustee, shall be the successor of the Indenture Trustee hereunder, provided that such corporation shall be qualified under
Section 310(b) of the Trust Indenture Act of 1939 and eligible under the provisions of Section 6.09, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

      In case at the time such successor to the Indenture Trustee shall succeed to the trusts created by this Indenture any of the Securities of any series shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor Indenture Trustee and deliver such Securities so authenticated; and, in case at that time any of the Securities of any series shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor trustee; and in all such cases such certificate shall have the full force which it is anywhere in the Securities of such series or in this Indenture provided that the certificate of the Indenture Trustee shall have; provided, that the right to adopt the certificate of authentication of any predecessor Indenture Trustee or to authenticate Securities of any series in the name of any predecessor Indenture Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

      Section 6.13. Preferential Collection of Claims Against the Issuer. This
Section intentionally left blank.

      Section 6.14. Appointment of Authenticating Agent. As long as any Securities of a series remain Outstanding, the Indenture Trustee may, by an instrument in writing, appoint with the approval of the Issuer an authenticating agent (the "AUTHENTICATING AGENT") which shall be authorized to act on behalf of the Indenture Trustee to authenticate Securities, including Securities issued upon exchange, registration of transfer, partial redemption or pursuant to
Section 2.09. Securities of each such series authenticated by such Authenticating Agent shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Indenture Trustee. Whenever reference is made in this Indenture to the authentication and delivery of Securities of any series by the Indenture Trustee or to the Indenture Trustee's Certificate of Authentication, such reference shall be deemed to include authentication and delivery on behalf of the Indenture Trustee by an Authenticating Agent for such series and a Certificate of Authentication executed on behalf of the Indenture Trustee by such Authenticating Agent. Such Authenticating Agent shall at all times be a corporation organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 (determined as provided in Section 6.09 with respect to the Indenture Trustee) and subject to supervision or examination by Federal or State authority.

      Any corporation into which any Authenticating Agent may be merged or converted, or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent with respect to all series of Securities for which it served as Authenticating Agent without the execution or filing of any paper or any further act on the part of the Indenture Trustee or such Authenticating Agent. Any Authenticating Agent may at any time, and if it shall cease to be eligible shall, resign by giving written notice of resignation to the Indenture Trustee and to the Issuer.

      Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.14 with respect to one or more series of Securities, the Indenture Trustee shall upon receipt of an Issuer Order appoint a successor Authenticating Agent and the Issuer shall provide notice of such appointment to all Holders of Securities of such series in the manner and to the extent provided in Section 11.04. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent. The Issuer agrees to pay to the Authenticating Agent for such series from time to time reasonable compensation. The Authenticating Agent for the Securities of any series shall have no responsibility or liability for any action taken by it as such at the direction of the Indenture Trustee.

      Sections 6.02, 6.03, 6.04, 6.06, 6.09 and 7.03 shall be applicable to any Authenticating Agent.

                                    ARTICLE 7
                         CONCERNING THE SECURITYHOLDERS

      Section 7.01. Evidence of Action Taken by Securityholders. Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by a specified percentage in principal amount of the Securityholders of any or all series or holders of Trust Preferred Securities interested therein may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such specified percentage of Securityholders or holders of Trust Preferred Securities in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee. Proof of execution of any instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Sections 6.01 and 6.02) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Article.

      Section 7.02. Proof of Execution of Instruments and of Holding of Securities. Subject to Sections 6.01 and 6.02, the execution of any instrument by a Securityholder or, if a series of Securities is held by a GW Capital Trust, a holder of Trust Preferred Securities or, in each case, his agent or proxy may be proved in the following manner:

      (a) The fact and date of the execution by any Holder or, if a series of Securities is held by a GW Capital Trust, by any holder of Trust Preferred Securities of any instrument may be proved by the certificate of any notary public or other officer of any jurisdiction authorized to take acknowledgments of deeds or administer oaths that the person executing such instruments acknowledged to him the execution thereof, or by an affidavit of a witness to such execution sworn to before any such notary or other such officer. Where such execution is by or on behalf of any legal entity other than an individual, such certificate or affidavit shall also constitute sufficient proof of the authority of the person executing the same. The fact of the holding by any Holder or, if a series of Securities is held by a GW Capital Trust, by any holder of Trust Preferred Securities of an Unregistered Security of any series, and the identifying number of such Security and the date of his holding the same, may be proved by the production of such Security or by a certificate executed by any trust company, bank, banker or recognized securities dealer wherever situated satisfactory to the Indenture Trustee, if such certificate shall be deemed by the Indenture Trustee to be satisfactory. Each such certificate shall be dated and shall state that on the date thereof a Security of such series bearing a specified identifying number was deposited with or exhibited to such trust company, bank, banker or recognized securities dealer by the person named in such certificate. Any such certificate may be issued in respect of one or more Unregistered Securities of one or more series specified therein. The holding by the person named in any such certificate of any Unregistered Securities of any series specified therein shall be presumed to continue for a period of one year from the date of such certificate unless at the time of any determination of such holding (i) another certificate bearing a later date issued in respect of the same Securities shall be produced, or (ii) the Security of such series specified in such certificate shall be produced by some other person, or (iii) the Security of such series specified in such certificate shall have ceased to be Outstanding. Subject to Sections 6.01 and 6.02, the fact and date of the execution of any such instrument and the amount and numbers of Securities of any series held by the person so executing such instrument and the amount and numbers of any Security or Securities for such series may also be proven in accordance with such reasonable rules and regulations as may be prescribed by the Indenture Trustee for such series or in any other manner which the Indenture Trustee for such series may deem sufficient.

      (b) In the case of Registered Securities, the ownership of such Securities shall be proved by the Security register or by a certificate of the Security registrar.

      The Issuer may set a record date for purposes of determining the identity of Holders of Registered Securities or, if a series of Securities is held by a GW Capital Trust, of holders of registered Trust Preferred Securities of any series entitled to vote or consent to any action referred to in Section 7.01, which record date may be set at any time or from time to time by notice to the Indenture Trustee, for any date or dates (in the case of any adjournment or reconsideration) not more than 60 days nor less than five days prior to the proposed date of such vote or consent, and thereafter, notwithstanding any other provisions hereof, with respect to Registered Securities of any series, only Holders of Registered Securities or, if a series of Securities is held by a GW Capital Trust, holders of registered Trust Preferred Securities of such series of record on such record date shall be entitled to so vote or give such consent or revoke such vote or consent.

      Section 7.03. Holders to be Treated as Owners. The Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may deem and treat the person in whose name any Security shall be registered upon the Security register for such series as the absolute owner of such Security (whether or not such Security shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of and, subject to the provisions of this Indenture, interest on such Security and for all other purposes; and neither the Issuer nor the Indenture Trustee nor any agent of the Issuer or the Indenture Trustee shall be affected by any notice to the contrary. The Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Holder of any

Unregistered Security and the Holder of any Coupon or, if a series of Securities is held by a GW Capital Trust, the holder of any unregistered Trust Preferred Security as the absolute owner of such Unregistered Security or Coupon (whether or not such Unregistered Security or Coupon shall be overdue) for the purpose of receiving payment thereof or on account thereof and for all other purposes and neither the Issuer, the Indenture Trustee, nor any agent of the Issuer or the Indenture Trustee shall be affected by any notice to the contrary. All such payments so made to any such person, or upon his order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Unregistered Security or Coupon.

      Notwithstanding the foregoing, if the Securities of such series are held by a GW Capital Trust, nothing in this Section 7.03 shall be deemed to impair the right of any holder of Trust Preferred Securities to institute a Direct Action or to declare an Event of Default and accelerate the maturity of such series.

      Section 7.04. Securities Owned by Issuer Deemed Not Outstanding. In determining whether the Holders of the requisite aggregate principal amount of Outstanding Securities of any or all series have concurred in any direction, consent or waiver under this Indenture, Securities which are owned by the Issuer or any other obligor on the Securities with respect to which such determination is being made or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer or any other obligor on the Securities with respect to which such determination is being made shall be disregarded and deemed not to be Outstanding for the purpose of any such determination, except that for the purpose of determining whether the Indenture Trustee shall be protected in relying on any such direction, consent or waiver only Securities which the Indenture Trustee knows are so owned shall be so disregarded; provided, that, if the Securities of such series are held by a GW Capital Trust or a trustee of such trust, the provisions of this Section
7.04 shall not apply. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Issuer or any other obligor upon the Securities or any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer or any other obligor on the Securities. In case of a dispute as to such right, the advice of counsel shall be full protection in respect of any decision made by the Indenture Trustee in accordance with such advice. Upon request of the Indenture Trustee, the Issuer shall furnish to the Indenture Trustee promptly an Officer's Certificate listing and identifying all Securities, if any, known by the Issuer to be owned or held by or for the account of any of the above-described persons; and, subject to Sections 6.01 and 6.02, the Indenture Trustee shall be entitled to accept such Officer's Certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein are Outstanding for the purpose of any such determination.

      Section 7.05. Right of Revocation of Action Taken. At any time prior to (but not after) the evidencing to the Indenture Trustee, as provided in Section 7.01, of the taking of any action by the Holders of the percentage in aggregate principal amount of the Securities of any or all series, as the case may be, specified in this Indenture in connection with such action, any Holder of a Security or, if any such series is held by a GW Capital Trust, any holder of a Trust Preferred Security the serial number of which is shown by the evidence to be included among the serial numbers of the Securities the Holders of which have consented to such action may, by filing written notice at the Corporate Trust Office and upon proof of holding as provided in this Article, revoke such action so far as concerns such Security. Except as aforesaid any such action taken by the Holder of any Security shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Security and of any Securities issued in exchange or substitution therefor or on registration of transfer thereof, irrespective of whether or not any notation in regard thereto is made upon any such Security. Any action taken by the Holders of the percentage in aggregate principal amount of the Securities of any or all series, as the case may be, specified in this Indenture in connection with such action shall be conclusively binding upon the Issuer, the Indenture Trustee and the Holders of all the Securities affected by such action.

                                    ARTICLE 8
                             SUPPLEMENTAL INDENTURES

      Section 8.01. Supplemental Indentures Without Consent of Securityholders. The Issuer, when authorized by a resolution of its Board of Directors (which resolution may provide general terms or parameters for such action and may provide that the specific terms of such action may be determined in accordance with or pursuant to an Issuer Order), and the Indenture Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for one or more of the following purposes:

      (a) to convey, transfer, assign, mortgage or pledge to the Indenture Trustee as security for the Securities of one or more series any property or assets;

      (b) to evidence the succession of another corporation to the Issuer, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Issuer pursuant to Article 9;

      (c) to add to the covenants of the Issuer such further covenants, restrictions, conditions or provisions as the Issuer and the Indenture Trustee shall consider to be for the protection of the Holders of Securities or Coupons, and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions, conditions or provisions a Default or an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided, that in respect of any such additional covenant, restriction, condition or provision such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such a Default or Event of Default or may limit the remedies available to the Indenture Trustee upon such a Default or Event of Default or may limit the right of the Holders of a majority in aggregate principal amount of the Securities of such series to waive such a Default or Event of Default;

      (d) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make any other provisions as the Issuer may deem necessary or desirable, provided that no such action shall adversely affect the interests of the Holders of the Securities or Coupons;

      (e) to establish the forms or terms of Securities of any series or of the Coupons appertaining to such Securities as permitted by Sections 2.01 and 2.03; and

      (f) to evidence and provide for the acceptance of appointment hereunder by a successor trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Section 6.11.

      The Indenture Trustee is hereby authorized to join with the Issuer in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder, but the Indenture Trustee shall not be obligated to enter into any such supplemental indenture which affects the Indenture Trustee's own rights, duties or immunities under this Indenture or otherwise.

      Any supplemental indenture authorized by the provisions of this Section may be executed without the consent of the Holders of any of the Securities at the time outstanding, notwithstanding any of the provisions of Section 8.02.

      Section 8.02. Supplemental Indentures With Consent of Securityholders. With the consent (evidenced as provided in Article 7) of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of all series affected by such supplemental indenture (voting as one class), the Issuer, when authorized by a resolution of its Board of Directors (which resolution may provide general terms or parameters for such action and may provide that the specific terms of such action may be determined in accordance with or pursuant to an Issuer Order), and the Indenture Trustee may, from time to time and at any time, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Securities of each such series or of the Coupons appertaining to such Securities; provided, that no such supplemental indenture shall (a) extend the final maturity of any

Security, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption thereof, or make the principal thereof (including any amount in respect of original issue discount), or interest thereon payable in any coin or currency other than that provided in the Securities and Coupons or in accordance with the terms thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon an acceleration of the maturity thereof pursuant to Section 5.01 or the amount thereof provable in bankruptcy pursuant to Section 5.02, or alter the provisions of Sections 11.11 or 11.12 or impair or affect the right of any Securityholder to institute suit for the payment thereof or, if the Securities provide therefor, any right of repayment at the option of the Securityholder, in each case without the consent of the Holder of each Security so affected, or (b) reduce the aforesaid percentage of Securities of any series, the consent of the Holders of which is required for any such supplemental indenture, without the consent of the Holders of each Security so affected; and provided further, that, if the Securities of such series are held by a GW Capital Trust or a trustee of such trust, so long as any of the Trust Preferred Securities of such trust remain outstanding, no such modification may be made that materially adversely affects the holders of such Trust Preferred Securities, no termination of this Indenture may occur, and no waiver of any Event of Default or Default under this Indenture may be effective, without the prior consent of the holders of at least a majority of the aggregate liquidation amount of the outstanding Trust Preferred Securities of such trust unless and until the principal of such Securities and all accrued and unpaid interest thereon have been paid in full, and none of the modifications described in clauses (a) and (b) above may be made without the prior written consent of all the holders of Trust Preferred Securities of such GW Capital Trust. In addition, the Issuer may not amend this Indenture to remove the rights of holders of Trust Preferred Securities of a GW Capital Trust to institute a Direct Action, to remove the obligation to obtain the consent of such holders of Trust Preferred Securities in accordance with this Section or to change the percentage of Trust Preferred Securities required to amend or waive any provision of this Indenture, without the consent of all holders of the Trust Preferred Securities of such Trust; and provided further, that the Issuer shall, if then required under applicable laws, regulations or policies, seek the prior approval of the Commission or any self-regulatory organization then having jurisdiction before exercising its rights, if any, to enter into a supplemental indenture to shorten the maturity of the Securities as a result of an adverse tax event.

      A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of Holders of Securities of such series, or of Coupons appertaining to such Securities, with respect to such covenant or provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series or of the Coupons appertaining to such Securities.

      Upon the request of the Issuer, accompanied by a copy of a resolution of the Board of Directors (which resolution may provide general terms or parameters for such action and may provide that the specific terms of such action may be determined in accordance with or pursuant to an Issuer Order) certified by the secretary or an assistant secretary of the Issuer authorizing the execution of any such supplemental indenture, and upon the filing with the Indenture Trustee of evidence of the consent of the Holders of the Securities as aforesaid and other documents, if any, required by Section 7.01, the Indenture Trustee shall join with the Issuer in the execution of such supplemental indenture unless such supplemental indenture affects the Indenture Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Indenture Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

      It shall not be necessary for the consent of the Securityholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

      Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental indenture pursuant to the provisions of this Section, the Indenture Trustee shall give notice thereof (a) to the Holders of then Outstanding Registered Securities of each series affected thereby, by mailing a notice thereof by first-class mail to such Holders at their addresses as they shall appear on the Security register, (b) if any Unregistered Securities of a series affected thereby are then Outstanding, to the Holders thereof who have filed their names and addresses with the Indenture Trustee within two years preceding such notice, by mailing a notice thereof by first-class mail to such Holders at such addresses as were so furnished to the Indenture Trustee and (c) if any Unregistered Securities of a series affected thereby are then Outstanding, to all Holders thereof, by publication of a notice thereof at least once in an Authorized Newspaper, and in each case such notice shall set forth in general terms the substance of such supplemental indenture. Any failure of the Issuer to give such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

      Section 8.03. Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Indenture Trustee, the Issuer and the Holders of Securities of each series affected thereby shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

      Section 8.04. Documents to be Given to Indenture Trustee. The Indenture Trustee, subject to the provisions of Sections 6.01 and 6.02, may receive an Officer's Certificate and an Opinion of Counsel as conclusive evidence that any supplemental

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

indenture executed pursuant to this Article 8 complies with the applicable provisions of this Indenture.

      Section 8.05. Notation on Securities in Respect of Supplemental Indentures. Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article may bear a notation in form approved by the Indenture Trustee for such series as to any matter provided for by such supplemental indenture or as to any action taken by Securityholders. If the Issuer or the Indenture Trustee shall so determine, new Securities of any series so modified as to conform, in the opinion of the Indenture Trustee and the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Issuer, authenticated by the Indenture Trustee and delivered in exchange for the Securities of such series then Outstanding.

      Section 8.06. Subordination Unimpaired. This Indenture may not be amended to alter the subordination of any of the Outstanding Securities without the written consent of each holder of Senior Indebtedness then outstanding that would be adversely affected thereby.

                                    ARTICLE 9
                    CONSOLIDATION, MERGER, SALE OR CONVEYANCE

      Section 9.01. Covenant Not to Merge, Consolidate, Sell or Convey Property Except Under Certain Conditions. The Issuer covenants that it will not merge or consolidate with any other person or sell, lease or convey all or substantially all of its assets to any other person, unless (a) either the Issuer shall be the continuing corporation, or the successor corporation or the person which acquires by sale, lease or conveyance substantially all the assets of the Issuer (if other than the Issuer) shall be a corporation organized under the laws of the United States of America or any State thereof or the District of Columbia and shall expressly assume the due and punctual payment of the principal of and interest on all the Securities and Coupons, if any, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed or observed by the Issuer, by supplemental indenture satisfactory to the Indenture Trustee, executed and delivered to the Indenture Trustee by such corporation, and (b) the Issuer, such person or such successor corporation, as the case may be, shall not, immediately after such merger or consolidation, or such sale, lease or conveyance, be in default in the performance of any such covenant or condition.

      Section 9.02. Successor Corporation Substituted. In case of any such consolidation, merger, sale, lease or conveyance, and following such an assumption by the successor corporation, such successor corporation shall succeed to and be substituted for the Issuer, with the same effect as if it had been named herein. Such successor corporation may cause to be signed, and may issue either in its own name or in the name of the Issuer prior to such succession any or all of the Securities issuable hereunder which together with any Coupons appertaining thereto theretofore shall not have been signed by the Issuer and delivered to the Indenture Trustee; and, upon the order of such successor corporation, instead of the Issuer, and subject to all the terms, conditions and limitations in this Indenture prescribed, the Indenture Trustee shall authenticate and shall deliver any Securities together with any Coupons appertaining thereto which previously shall have been signed and delivered by the officers of the Issuer to the Indenture Trustee for authentication, and any Securities which such successor corporation thereafter shall cause to be signed and delivered to the Indenture Trustee for that purpose. All of the Securities so issued together with any Coupons appertaining thereto shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.

      In case of any such consolidation, merger, sale, lease or conveyance such changes in phrasing and form (but not in substance) may be made in the Securities and Coupons thereafter to be issued as may be appropriate.

      In the event of any such sale or conveyance (other than a conveyance by way of lease) the Issuer or any successor corporation which shall theretofore have become such in the manner described in this Article shall be discharged from all obligations and covenants under this Indenture and the Securities and may be liquidated and dissolved.

      Section 9.03. Opinion of Counsel Delivered to Indenture Trustee. The Indenture Trustee, subject to the provisions of Sections 6.01 and 6.02, may receive an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale, lease or conveyance, and any such assumption, and any such liquidation or dissolution, complies with the applicable provisions of this Indenture.

                                   ARTICLE 10
            SATISFACTION AND DISCHARGE OF INDENTURE; UNCLAIMED MONEYS

      Section 10.01. Satisfaction and Discharge of Indenture. (a) If at any time
(i) the Issuer shall have paid or caused to be paid the principal of and interest on all the Securities of any series Outstanding hereunder and all unmatured Coupons appertaining thereto (other than Securities of such series and Coupons appertaining thereto which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.09) as and when the same shall have become due and payable, or (ii) the Issuer shall have delivered to the Indenture Trustee for cancellation all Securities of any series theretofore authenticated and all unmatured Coupons appertaining thereto (other than any Securities of such series and Coupons appertaining thereto which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.09) or (iii) in the case of any series of Securities where the exact amount (including the currency of payment) of principal of and interest due on which can be determined at the time of making the deposit referred to in clause (B) below,
(A) all the Securities of such series and all unmatured Coupons appertaining thereto not theretofore delivered to the Indenture Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Indenture Trustee for the giving of notice of redemption, and (B) the Issuer shall have irrevocably deposited or caused to be deposited with the Indenture Trustee as trust funds the entire amount in cash (other than moneys repaid by the Indenture Trustee or any paying agent to the Issuer in accordance with Section 10.04) or, in the case of any series of Securities the payments on which may only be made in Dollars, direct obligations of the United States of America, backed by its full faith and credit ("U.S. GOVERNMENT OBLIGATIONS"), maturing as to principal and interest at such times and in such amounts as will insure the availability of cash, or a combination thereof, sufficient in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Indenture Trustee, to pay (1) the principal and interest on all Securities of such series and Coupons appertaining thereto on each date that such principal or interest is due and payable and (2) any mandatory sinking fund payments on the dates on which such payments are due and payable in accordance with the terms of the Indenture and the Securities of such series; and if, in any such case, the Issuer shall also pay or cause to be paid all other sums payable hereunder by the Issuer with respect to the Securities of such series, then this Indenture shall cease to be of further effect with respect to the Securities of such series and the Coupons appertaining thereto (except as to (i) rights of registration of transfer and exchange of Securities of such Series and of Coupons appertaining thereto and the Issuer's right of optional redemption, if any, (ii) substitution of mutilated, defaced, destroyed, lost or stolen Securities or Coupons, (iii) rights of holders of Securities and Coupons appertaining thereto to receive payments of principal thereof and interest thereon, upon the original stated due dates therefor (but not upon acceleration), and remaining rights of the Holders to receive mandatory sinking fund payments, if any, (iv) the rights, obligations, duties and immunities of the Indenture Trustee hereunder, (v) the rights of the Holders of Securities of such series and Coupons appertaining thereto as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them, and (vi) the obligations of the Issuer under Section 3.02) and the Indenture Trustee, on demand of the Issuer accompanied by an Officer's Certificate and an Opinion of Counsel and at the cost and expense of the Issuer, shall execute proper instruments acknowledging such satisfaction of and discharging this Indenture as to such series; provided, that the rights of Holders of the Securities and Coupons to receive amounts in respect of principal of and interest on the Securities and Coupons held by them shall not be delayed longer than required by then-applicable mandatory rules or policies of any securities exchange upon which the Securities are listed. The Issuer agrees to reimburse the Indenture Trustee for any costs or expenses thereafter reasonably and properly incurred and to compensate the Indenture Trustee for any services thereafter reasonably and properly rendered by the Indenture Trustee in connection with this Indenture or the Securities of such series.

      (b) The following provisions shall apply to the Securities of each series unless specifically otherwise provided in a Board Resolution, Officer's Certificate or indenture supplemental hereto provided pursuant to Section 2.03. In addition to discharge of the Indenture pursuant to the next preceding paragraph, in the case of any series of Securities the exact amounts (including the currency of payment) of principal of and interest due on which can be determined at the time of making the deposit referred to in clause (i) below, the Issuer shall be deemed to have paid and discharged the entire indebtedness on all the Securities of such a series and the Coupons appertaining thereto on the 91st day after the date of the deposit referred to in clause (i) below, and the provisions of this Indenture with respect to the Securities of such series and Coupons appertaining thereto shall no longer be in effect (except as to (A) rights of registration of transfer and exchange of Securities of such series and of Coupons appertaining thereto and the Issuer's right of optional redemption, if any, (B) substitution of mutilated, defaced, destroyed, lost or stolen Securities or Coupons, (C) rights of Holders of Securities and Coupons appertaining thereto to receive payments of principal thereof and interest thereon, upon the original stated due dates therefor (but not upon acceleration), and remaining rights of the Holders to receive mandatory sinking fund payments, if any, (D) the rights, obligations, duties and immunities of the Indenture Trustee hereunder, (E) the rights of the Holders of Securities of such series and Coupons appertaining thereto as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them and (F) the obligations of the Issuer under Section 3.02) and the Indenture Trustee, at the expense of the Issuer, shall at the Issuer's request, execute proper instruments acknowledging the same, if

            (i) with reference to this provision the Issuer has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities of such series and Coupons appertaining thereto (A) cash in an amount, or (B) in the case of any series of Securities the payments on which may only be made in Dollars, U.S. Government Obligations, maturing as to principal and interest at such times and in such amounts as will insure the availability of cash or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Indenture Trustee, to pay
      (1) the principal and interest on all Securities of such series and Coupons appertaining thereto on each date that such principal or interest is due and payable and (2) any mandatory sinking fund payments on the dates on which such payments are due and payable in accordance with the terms of the Indenture and the Securities of such series;

            (ii) such deposit will not result in a breach or violation of, or constitute a default under, any agreement or instrument to which the Issuer is a party or by which it is bound;

            (iii) the Issuer has delivered to the Indenture Trustee an Opinion of Counsel based on the fact that (x) the Issuer has received from, or there has been published by, the Internal Revenue Service a ruling or (y) since the date hereof, there has been a change in the applicable Federal income tax law, in either case to the effect that, and such opinion shall confirm that, the Holders of the Securities of such series and Coupons appertaining thereto will not recognize income, gain or loss for Federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to Federal income tax on the same amount and in the same manner and at the same times, as would have been the case if such deposit, defeasance and discharge had not occurred;

            (iv) the Issuer has delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to the defeasance contemplated by this provision have been complied with;

            (v) no event or condition shall exist that, pursuant to the provisions of Section 13.01, would prevent the Issuer from making payments of the principal of or interest on the Securities of such series and Coupons appertaining thereto on the date of such deposit or at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period); and

            (vi) the Issuer has delivered to the Indenture Trustee an Opinion of Counsel to the effect that (x) the trust funds will not be subject to any rights of holders of Senior Indebtedness, including without limitation those arising under Article 13 of this Indenture, and (y) after the 91st day following the deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally, except that if a court were to rule under any such law in any case or proceeding that the trust funds remained property of the Issuer, no opinion is given as to the effect of such laws on the trust funds except the following: (A) assuming such trust funds remained in the Indenture Trustee's possession prior to such court ruling to the extent not paid to Holders of Securities of such series and Coupons appertaining thereto, the Indenture Trustee will hold, for the benefit of such Holders, a valid and perfected security interest in such trust funds that is not avoidable in bankruptcy or otherwise, (B) such Holders will be entitled to receive adequate protection of their interests in such trust funds if such trust funds are used, and (C) no property, rights in property or other interests granted to the Indenture Trustee or such Holders in exchange for or with respect to any of such funds will be subject to any prior rights of holders of Senior Indebtedness, including without limitation those arising under Article 13 of this Indenture.

      (c) The Issuer shall be released from its obligations under Section 9.01 with respect to the Securities of any Series, and any Coupons appertaining thereto,

Outstanding on and after the date the conditions set forth below are satisfied (hereinafter, "COVENANT DEFEASANCE"). For this purpose, such covenant defeasance means that, with respect to the Outstanding Securities of any Series, the Issuer may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in such Section, whether directly or indirectly by reason of any reference elsewhere herein to such Section or by reason of any reference in such Section to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default, but the remainder of this Indenture and such Securities and Coupons shall be unaffected thereby. The following shall be the conditions to application of this subsection (c) of this Section 10.01:

            (i) The Issuer has irrevocably deposited or caused to be deposited with the Indenture Trustee as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the holders of the Securities of such series and Coupons appertaining thereto, (A) cash in an amount, (B) in the case of any series of Securities the payments on which may only be made in Dollars, U.S. Government Obligations maturing as to principal and interest at such times and in such amounts as will insure the availability of cash or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Indenture Trustee, to pay (1) the principal and interest on all Securities of such series and Coupons appertaining thereto and (2) any mandatory sinking fund payments on the day on which such payments are due and payable in accordance with the terms of the Indenture and the Securities of such series.

            (ii) No Default or Event of Default or event which with notice or lapse of time or both would become a Default or an Event of Default with respect to the Securities shall have occurred and be continuing on the date of such deposit or, insofar as subsections 5.01(b) and 5.01(c) are concerned, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

            (iii) Such covenant defeasance shall not cause the Indenture Trustee to have a conflicting interest as defined in Section 6.08 and for purposes of the Trust Indenture Act of 1939 with respect to any securities of the Issuer.

            (iv) Such covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Issuer is a party or by which it is bound.

            (v) Such covenant defeasance shall not cause any Securities then listed on any registered national securities exchange under the Securities Exchange Act of 1934, as amended, to be delisted.

            (vi) No event or condition shall exist that, pursuant to the provisions of Section 13.01, would prevent the Issuer from making payments of the principal of or interest on the Securities of such series and Coupons appertaining thereto on the date of such deposit or at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

            (vii) The Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and Opinion of Counsel to the effect that the Holders of the Securities of such series and Coupons appertaining thereto will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

            (viii) The Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to the covenant defeasance contemplated by this provision have been complied with.

            (ix) The Issuer has delivered to the Indenture Trustee an Opinion of Counsel to the effect that (x) the trust funds will not be subject to any rights of holders of Senior Indebtedness, including without limitation those arising under Article 13 of this Indenture, and (y) after the 91st day following the deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally, except that if a court were to rule under any such law in any case or proceeding that the trust funds remained property of the Issuer, no opinion is given as to the effect of such laws on the trust funds except the following: (A) assuming such trust funds remained in the Indenture Trustee's possession prior to such court ruling to the extent not paid to Holders of Securities of such series and Coupons appertaining thereto, the Indenture Trustee will hold, for the benefit of such Holders, a valid and perfected security interest in such trust funds that is not avoidable in bankruptcy or otherwise, (B) such Holders will be entitled to receive adequate protection of their interests in such trust funds if such trust funds are used, and (C) no property, rights in property or other interests granted to the Indenture Trustee or such Holders in exchange for or with respect to any of such funds will be subject to any prior rights of holders of Senior Indebtedness, including without limitation those arising under Article 13 of this Indenture.

      Section 10.02. Application by Indenture Trustee of Funds Deposited for Payment of Securities. Subject to Section 10.04, all moneys deposited with the Indenture Trustee (or other trustee) pursuant to Section 10.01 shall be held in trust and applied by it to the payment, either directly or through any paying agent (including the Issuer acting as its own paying agent), to the Holders of the particular Securities of such series and of

Coupons appertaining thereto for the payment or redemption of which such moneys have been deposited with the Indenture Trustee, of all sums due and to become due thereon for principal and interest; but such money need not be segregated from other funds except to the extent required by law.

      Section 10.03. Repayment of Moneys Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to Securities of any series, all moneys then held by any paying agent under the provisions of this Indenture with respect to such series of Securities shall, upon demand of the Issuer, be repaid to it or paid to the Indenture Trustee and thereupon such paying agent shall be released from all further liability with respect to such moneys.

      Section 10.04. Return of Moneys Held by Indenture Trustee and Paying Agent Unclaimed for Two Years. Any moneys deposited with or paid to the Indenture Trustee or any paying agent for the payment of the principal of or interest on any Security of any series or Coupons attached thereto and not applied but remaining unclaimed for two years after the date upon which such principal or interest shall have become due and payable, shall, upon the written request of the Issuer and unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law, be repaid to the Issuer by the Indenture Trustee for such series or such paying agent, and the Holder of the Securities of such series and of any Coupons appertaining thereto shall, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property laws, thereafter look only to the Issuer for any payment which such Holder may be entitled to collect, and all liability of the Indenture Trustee or any paying agent with respect to such moneys shall thereupon cease; provided, however, that the Indenture Trustee or such paying agent, before being required to make any such repayment with respect to moneys deposited with it for any payment (a) in respect of Registered Securities of any series, shall at the expense of the Issuer, mail by first-class mail to Holders of such Securities at their addresses as they shall appear on the Security register, and (b) in respect of Unregistered Securities of any series, shall at the expense of the Issuer cause to be published once, in an Authorized Newspaper, notice, that such moneys remain and that, after a date specified therein, which shall not be less than thirty days from the date of such mailing or publication, any unclaimed balance of such money then remaining will be repaid to the Issuer.

      Section 10.05. Indemnity for U.S. Government Obligations. The Issuer shall pay and indemnify the Indenture Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 10.01 or the principal or interest received in respect of such obligations.

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                                   ARTICLE 11
                            MISCELLANEOUS PROVISIONS

      Section 11.01 . Incorporators, Stockholders, Officers and Directors of Issuer Exempt from Individual Liability. No recourse under or upon any obligation, covenant or agreement contained in this Indenture, or in any Security, or because of any indebtedness evidenced thereby, shall be had against any incorporator, as such or against any past, present or future stockholder, officer or director, as such, of the Issuer or of any successor, either directly or through the Issuer or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities and the Coupons appertaining thereto by the Holders thereof and as part of the consideration for the issue of the Securities and the Coupons appertaining thereto.

      Section 11.02 . Provisions of Indenture for the Sole Benefit of Parties and Holders of Securities and Coupons. Nothing in this Indenture, in the Securities or in the Coupons appertaining thereto, expressed or implied, shall give or be construed to give to any person, firm or corporation, other than the parties hereto and their successors and the holders of Senior Indebtedness and the Holders of the Securities or Coupons, if any, any legal or equitable right, remedy or claim under this Indenture or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of the parties hereto and their successors, the holders of the Senior Indebtedness and the Holders of the Securities or Coupons, if any.

      Section 11.03 . Successors and Assigns of Issuer Bound by Indenture. All the covenants, stipulations, promises and agreements in this Indenture contained by or in behalf of the Issuer shall bind its successors and assigns, whether so expressed or not.

      Section 11.04 . Notices and Demands on Issuer, Indenture Trustee and Holders of Securities and Coupons. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Indenture Trustee or by the Holders of Securities or Coupons to or on the Issuer may be given or served by being deposited postage prepaid, first-class mail (except as otherwise specifically provided herein) addressed (until another address of the Issuer is filed by the Issuer with the Indenture Trustee) to Great Wolf Resorts, Inc., 122 West Washington Avenue, Madison, Wisconsin 53703,
Attention: Secretary. Any notice, direction, request or demand by the Issuer or any Holder of Securities or Coupons to or upon the Indenture Trustee shall be deemed to have been sufficiently given or served by being deposited postage prepaid, first-class mail (except as otherwise specifically provided herein) addressed (until another address of the Indenture Trustee is filed by the Indenture Trustee with the Issuer) to Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention:
Corporate Trust Administration.

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      Where this Indenture provides for notice to Holders of Registered
Securities, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder entitled thereto, at his last address as it appears in the Security register. In any case where notice to such Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Indenture Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

      In case, by reason of the suspension of or irregularities in regular mail service, it shall be impracticable to mail notice to the Issuer when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be reasonably satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

      Section 11.05 . Officer's Certificates and Opinions of Counsel; Statements to be Contained Therein. Upon any application or demand by the Issuer to the Indenture Trustee to take any action under any of the provisions of this Indenture, the Issuer shall furnish to the Indenture Trustee an Officer's Certificate stating that all conditions precedent provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

      Each certificate or opinion provided for in this Indenture and delivered to the Indenture Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (a) a statement that the person making such certificate or opinion has read such covenant or condition (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based (c) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an opinion as to whether or not such covenant or condition has been complied with and (d) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

      Any certificate, statement or opinion of an officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same

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are erroneous. Any certificate, statement or opinion of counsel may be based, insofar as it relates to factual matters, information with respect to which is in the possession of the Issuer, upon the certificate, statement or opinion of or representations by an officer or officers of the Issuer, unless such counsel knows that the certificate, statement or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

      Any certificate, statement or opinion of an officer of the Issuer or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Issuer, unless such officer or counsel, as the case may be, knows that the certificate or opinion or representations with respect to the accounting matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

      Any certificate or opinion of any independent firm of public accountants filed with and directed to the Indenture Trustee shall contain a statement that such firm is independent.

      Section 11.06 . Payments Due on Saturdays, Sundays and Holidays. If the date of maturity of interest on or principal of the Securities of any series or any Coupons appertaining thereto or the date fixed for redemption or repayment of any such Security or Coupon shall not be a Business Day, then payment of interest or principal need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest shall accrue for the period after such date.

      Section 11.07 . Conflict of Any Provision of Indenture with Trust Indenture Act of 1939. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with the duties imposed by, or with another provision (an "incorporated provision") included in this Indenture by operation of, Sections 310 to 318, inclusive, of the Trust Indenture Act of 1939, such imposed duties or incorporated provision shall control.

      Section 11.08 . New York Law to Govern. This Indenture and each Security and Coupon shall be governed by, and construed in accordance with, the laws of New York.

      Section 11.09 . Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

      Section 11.10 . Effect of Headings. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

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      Section 11.11 . Securities in a Foreign Currency. Unless otherwise specified in an Officer's Certificate delivered pursuant to Section 2.03 of this Indenture with respect to a particular series of Securities, whenever for purposes of this Indenture any action may be taken by the Holders of a specified percentage in aggregate principal amount of Securities of all series or all series affected by a particular action at the time Outstanding and, at such time, there are Outstanding Securities of any series which are denominated in a Foreign Currency, then the principal amount of Securities of such series which shall be deemed to be Outstanding for the purpose of taking such action shall be that amount of Dollars that could be obtained for such amount at the Market Exchange Rate. For purposes of this Section 11.11, Market Exchange Rate shall mean the noon Dollar buying rate in New York City for cable transfers of that currency published by the Federal Reserve Bank of New York. If such Market Exchange Rate is not available for any reason with respect to such currency, the Indenture Trustee shall use, in its sole discretion and without liability on its part, such quotation of the Federal Reserve Bank of New York as of the most recent available date, or quotations from one or more major banks in The City of New York or in the country of issue of the currency in question, or such other quotations as the Indenture Trustee shall deem appropriate. The provisions of this paragraph shall apply in determining the equivalent principal amount in respect of Securities of a series denominated in a currency other than Dollars in connection with any action taken by Holders of Securities pursuant to the terms of this Indenture.

      All decisions and determinations of the Indenture Trustee regarding the Market Exchange Rate or any alternative determination provided for in the preceding paragraph shall be in its sole discretion and shall, in the absence of manifest error, be conclusive to the extent permitted by law for all purposes and irrevocably binding upon the Issuer and all Holders.

      Section 11.12 . Judgment Currency. The Issuer agrees, to the fullest extent that it may effectively do so under applicable law, that (a) if for the purpose of obtaining judgment in any court it is necessary to convert the sum due in respect of the principal of or interest on the Securities of any series (the "REQUIRED CURRENCY") into a currency in which a judgment will be rendered (the "JUDGMENT CURRENCY"), the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Indenture Trustee could purchase in The City of New York the Required Currency with the Judgment Currency on the day on which final unappealable judgment is entered, unless such day is not a New York Banking Day, then, to the extent permitted by applicable law, the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Indenture Trustee could purchase in The City of New York the Required Currency with the Judgment Currency on the New York Banking Day preceding the day on which a final unappealable judgment is entered, and (b) its obligations under this Indenture to make payments in the Required Currency (i) shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment (whether or not entered in accordance with subsection
(a)), in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the actual receipt, by the payee, of the full amount of the Required Currency expressed to be

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payable in respect of such payments, (ii) shall be enforceable as an alternative or additional cause of action for the purpose of recovering in the Required Currency the amount, if any, by which such actual receipt shall fall short of the full amount of the Required Currency so expressed to be payable and (iii) shall not be affected by judgment being obtained for any other sum due under this Indenture. For purposes of the foregoing, "New York Banking Day" means any day except a Saturday, Sunday or a legal holiday in The City of New York or a day on which banking institutions in The City of New York are authorized or required by law or executive order to close.

                                   ARTICLE 12
                   REDEMPTION OF SECURITIES AND SINKING FUNDS

      Section 12.01 . Applicability of Article. The provisions of this Article shall be applicable to the Securities of any series which are redeemable before their maturity or to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 2.03 for Securities of such series. The Issuer covenants that it shall, if then required under applicable laws, regulations or policies, seek the prior approval of the Securities and Exchange Commission or any self-regulatory organization then having jurisdiction before redeeming any of the Securities.

      Section 12.02 . Notice of Redemption; Partial Redemptions. Notice of redemption to the Holders of Registered Securities of any series to be redeemed as a whole or in part at the option of the Issuer shall be given by mailing notice of such redemption by first class mail, postage prepaid, to such Holders of Securities of such series at their last addresses as they shall appear upon the registry books at least 30 days and not more than 60 days prior to the date fixed for redemption, or within such other redemption notice period as has been designated for any Securities of such series pursuant to Section 2.03 or Section
2.04 (the "REDEMPTION NOTICE PERIOD"). Notice of redemption to the Holders of Unregistered Securities to be redeemed as a whole or in part, who have filed their names and addresses with the Indenture Trustee within the two years preceding such notice of redemption, shall be given by mailing notice of such redemption, by first class mail, postage prepaid, at least 30 and not more than 60 days prior to the date fixed for redemption or within any applicable Redemption Notice Period to such Holders at such addresses as were so furnished to the Indenture Trustee (and, in the case of any such notice given by the Issuer, the Indenture Trustee shall make such information available to the Issuer for such purpose). Notice of redemption to all other Holders of Unregistered Securities shall be published in an Authorized Newspaper, in each case, once in each of three successive calendar weeks, the first publication to be not less than 30 nor more than 60 days prior to the date fixed for redemption or within any applicable Redemption Notice Period; provided that notice to Holders of Unregistered Securities held only in global form may be made, at the option of the Issuer, through the customary notice provisions of the clearing system or systems through which beneficial interests in such Unregistered Securities are owned. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether

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

or not the Holder receives the notice. Failure to give notice by mail, or any defect in the notice to the Holder of any Security of a series designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security of such series.

      The notice of redemption to each such Holder shall specify the principal amount of each Security of such series held by such Holder to be redeemed, the date fixed for redemption, the redemption price (or if not then ascertainable, the manner of calculation thereof), the place or places of payment, that payment will be made upon presentation and surrender of such Securities and, in the case of Securities with Coupons attached thereto, of all Coupons appertaining thereto maturing after the date fixed for redemption, that such redemption is pursuant to the mandatory or optional sinking fund, or both, if such be the case, that interest accrued to the date fixed for redemption will be paid as specified in such notice and that on and after said date interest thereon or on the portions thereof to be redeemed will cease to accrue. In case any Security of a series is to be redeemed in part only the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Security, a new Security or Securities of such series in principal amount equal to the unredeemed portion thereof will be issued.

      The notice of redemption of Securities of any series to be redeemed at the option of the Issuer shall be given by the Issuer or, at the Issuer's request, by the Indenture Trustee in the name and at the expense of the Issuer.

      Any notice of redemption may state that the redemption of the Securities of any series may be, at the Issuer's discretion, subject to the satisfaction of one or more conditions precedent.

      On or before the redemption date specified in the notice of redemption given as provided in this Section, the Issuer will deposit with the Indenture Trustee or with one or more paying agents (or, if the Issuer is acting as its own paying agent, set aside, segregate and hold in trust as provided in Section 3.04) an amount of money or other property sufficient to redeem on the redemption date all the Securities of such series so called for redemption at the appropriate redemption price, together with accrued interest to the date fixed for redemption. The Issuer will deliver to the Indenture Trustee at least 10 days prior to the date fixed for redemption or at least 10 days prior to the first day of any applicable Redemption Notice Period an Officer's Certificate stating the aggregate principal amount of Securities to be redeemed. In case of a redemption at the election of the Issuer prior to the expiration of any restriction on such redemption, the Issuer shall deliver to the Indenture Trustee, prior to the giving of any notice of redemption to Holders pursuant to this Section, an Officer's Certificate stating that such restriction has been complied with.

      If less than all the Securities of a series are to be redeemed, the Indenture Trustee shall select, in such manner as it shall deem appropriate and fair, Securities of such Series

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

to be redeemed in whole or in part. Securities may be redeemed in part in multiples equal to the minimum authorized denomination for Securities of such series or any multiple thereof. The Indenture Trustee shall promptly notify the Issuer in writing of the Securities of such series selected for redemption and, in the case of any Securities of such series selected for partial redemption, the principal amount thereof to be redeemed. For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities of any series shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

      Section 12.03 . Payment of Securities Called for Redemption. If notice of redemption has been given as above provided, the Securities or portions of Securities specified in such notice shall become due and payable on the date and at the place stated in such notice at the applicable redemption price, together with interest accrued to the date fixed for redemption, and on and after said date (unless the Issuer shall default in the payment of such Securities at the redemption price, together with interest accrued to said date) interest on the Securities or portions of Securities so called for redemption shall cease to accrue, and the unmatured Coupons, if any, appertaining thereto shall be void, and, except as provided in Sections 6.05 and 10.04, such Securities shall cease from and after the date fixed for redemption to be entitled to any benefit or security under this Indenture, and the Holders thereof shall have no right in respect of such Securities except the right to receive the redemption price thereof and unpaid interest to the date fixed for redemption. On presentation and surrender of such Securities at a place of payment specified in said notice, together with all Coupons, if any, appertaining thereto maturing after the date fixed for redemption, said Securities or the specified portions thereof shall be paid and redeemed by the Issuer at the applicable redemption price, together with interest accrued thereon to the date fixed for redemption; provided that payment of interest becoming due on or prior to the date fixed for redemption shall be payable in the case of Securities with Coupons attached thereto, to the Holders of the Coupons for such interest upon surrender thereof, and in the case of Registered Securities, to the Holders of such Registered Securities registered as such on the relevant record date subject to the terms and provisions of Sections 2.03 and 2.07 hereof.

      If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid or duly provided for, bear interest from the date fixed for redemption at the rate of interest or Yield to Maturity (in the case of an Original Issue Discount Security) borne by such Security.

      If any Security with Coupons attached thereto is surrendered for redemption and is not accompanied by all appurtenant Coupons maturing after the date fixed for redemption, the surrender of such missing Coupon or Coupons may be waived by the Issuer and the Indenture Trustee, if there be furnished to each of them such security or indemnity as they may require to save each of them harmless.

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      Upon presentation of any Security redeemed in part only, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver to or on the order of the Holder thereof, at the expense of the Issuer, a new Security or Securities of such series, of authorized denominations, in principal amount equal to the unredeemed portion of the Security so presented.

      Section 12.04 . Exclusion of Certain Securities from Eligibility for Selection for Redemption. Securities shall be excluded from eligibility for selection for redemption if they are identified by registration and certificate number in an Officer's Certificate delivered to the Indenture Trustee at least 40 days prior to the last date on which notice of redemption may be given as being owned of record and beneficially by, and not pledged or hypothecated by either (a) the Issuer or (b) an entity specifically identified in such written statement as directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer.

      Section 12.05 . Mandatory and Optional Sinking Funds. The minimum amount of any sinking fund payment provided for by the terms of the Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of the Securities of any series is herein referred to as an "optional sinking fund payment". The date on which a sinking fund payment is to be made is herein referred to as the "sinking fund payment date".

      In lieu of making all or any part of any mandatory sinking fund payment with respect to any series of Securities in cash, the Issuer may at its option
(a) deliver to the Indenture Trustee Securities of such series theretofore purchased or otherwise acquired (except upon redemption pursuant to the mandatory sinking fund) by the Issuer or receive credit for Securities of such series (not previously so credited) theretofore purchased or otherwise acquired (except as aforesaid) by the Issuer and delivered to the Indenture Trustee for cancellation pursuant to Section 2.10, (b) receive credit for optional sinking fund payments (not previously so credited) made pursuant to this Section, or (c) receive credit for Securities of such series (not previously so credited) redeemed by the Issuer through any optional redemption provision contained in the terms of such series. Securities so delivered or credited shall be received or credited by the Indenture Trustee at the sinking fund redemption price specified in such Securities.

      On or before the 60th day next preceding each sinking fund payment date or the 30th day next preceding the last day of any applicable Redemption Notice Period relating to a sinking fund payment date for any series, the Issuer will deliver to the Indenture Trustee an Officer's Certificate (which need not contain the statements required by Section 11.05) (a) specifying the portion of the mandatory sinking fund payment to be satisfied by payment of cash and the portion to be satisfied by credit of Securities of such series and the basis for such credit, (b) stating that none of the Securities of such series has theretofore been so credited, (c) stating that no defaults in the payment of interest or Defaults or Events of Default with respect to such series have occurred (which have not been waived or cured) and are continuing and (d) stating whether or not the Issuer intends

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to exercise its right to make an optional sinking fund payment with respect to such series and, if so, specifying the amount of such optional sinking fund payment which the Issuer intends to pay on or before the next succeeding sinking fund payment date. Any Securities of such series to be credited and required to be delivered to the Indenture Trustee in order for the Issuer to be entitled to credit therefor as aforesaid which have not theretofore been delivered to the Indenture Trustee shall be delivered for cancellation pursuant to Section 2.10 to the Indenture Trustee with such Officer's Certificate (or reasonably promptly thereafter if acceptable to the Indenture Trustee). Such Officer's Certificate shall be irrevocable and upon its receipt by the Indenture Trustee the Issuer shall become unconditionally obligated to make all the cash payments or payments therein referred to, if any, on or before the next succeeding sinking fund payment date. Failure of the Issuer, on or before any such 60th day or 30th day, if applicable, to deliver such Officer's Certificate and Securities specified in this paragraph, if any, shall not constitute a default but shall constitute, on and as of such date, the irrevocable election of the Issuer (i) that the mandatory sinking fund payment for such series due on the next succeeding sinking fund payment date shall be paid entirely in cash without the option to deliver or credit Securities of such series in respect thereof and (ii) that the Issuer will make no optional sinking fund payment with respect to such series as provided in this Section.

      If the sinking fund payment or payments (mandatory or optional or both) to be made in cash on the next succeeding sinking fund payment date plus any unused balance of any preceding sinking fund payments made in cash shall exceed $50,000 (or the equivalent thereof in any Foreign Currency) or a lesser sum in Dollars (or the equivalent thereof in any Foreign Currency) if the Issuer shall so request with respect to the Securities of any particular series, such cash shall be applied on the next succeeding sinking fund payment date to the redemption of Securities of such series at the sinking fund redemption price together with accrued interest to the date fixed for redemption. If such amount shall be $50,000 (or the equivalent thereof in any Foreign Currency) or less and the Issuer makes no such request then it shall be carried over until a sum in excess of $50,000 (or the equivalent thereof in any Foreign Currency) is available. The Indenture Trustee shall select, in the manner provided in Section 12.02, for redemption on such sinking fund payment date a sufficient principal amount of Securities of such series to absorb said cash, as nearly as may be, and shall (if requested in writing by the Issuer) inform the Issuer of the serial numbers of the Securities of such series (or portions thereof) so selected. Securities shall be excluded from eligibility for redemption under this Section if they are identified by registration and certificate number in an Officer's Certificate delivered to the Indenture Trustee at least 60 days prior to the sinking fund payment date or at least 30 days prior to the last day of any applicable Redemption Notice Period relating to a sinking fund payment date as being owned of record and beneficially by, and not pledged or hypothecated by either (a) the Issuer or (b) an entity specifically identified in such Officer's Certificate as directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer. The Indenture Trustee, in the name and at the expense of the Issuer (or the Issuer, if it shall so request the Indenture Trustee in writing) shall cause notice of redemption of the Securities of

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

such series to be given in substantially the manner provided in Section 12.02 (and with the effect provided in Section 12.03) for the redemption of Securities of such series in part at the option of the Issuer. The amount of any sinking fund payments not so applied or allocated to the redemption of Securities of such series shall be added to the next cash sinking fund payment for such series and, together with such payment, shall be applied in accordance with the provisions of this Section. Any and all sinking fund moneys held on the stated maturity date of the Securities of any particular series (or earlier, if such maturity is accelerated), which are not held for the payment or redemption of particular Securities of such series shall be applied, together with other moneys, if necessary, sufficient for the purpose, to the payment of the principal of, and interest on, the Securities of such series at maturity.

      On or before each sinking fund payment date, the Issuer shall pay to the Indenture Trustee in cash or shall otherwise provide for the payment of all interest accrued to the date fixed for redemption on Securities to be redeemed on the next following sinking fund payment date.

      The Indenture Trustee shall not redeem or cause to be redeemed any Securities of a series with sinking fund moneys or give any notice of redemption of Securities for such series by operation of the sinking fund during the continuance of a default in payment of interest on such Securities or of any Default except that, where the giving of notice of redemption of any Securities shall theretofore have been made, the Indenture Trustee shall redeem or cause to be redeemed such Securities, provided that it shall have received from the Issuer a sum sufficient for such redemption. Except as aforesaid, any moneys in the sinking fund for such series at the time when any such default or Default shall occur, and any moneys thereafter paid into the sinking fund, shall, during the continuance of such default or Default, be deemed to have been collected under Article 5 and held for the payment of all such Securities. In case such Default shall have been waived as provided in Section 5.10 or the default cured on or before the sixtieth day preceding the sinking fund payment date in any year, such moneys shall thereafter be applied on the next succeeding sinking fund payment date in accordance with this Section to the redemption of such Securities.

                                   ARTICLE 13
                                  SUBORDINATION

      Section 13.01 . Securities and Coupons Subordinated to Senior Indebtedness. The Issuer covenants and agrees, and each Holder of a Security or Coupon, by his acceptance thereof, likewise covenants and agrees, that the indebtedness represented by the Securities and any Coupons and the payment of the principal of and interest on each and all of the Securities and of any Coupons is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of Senior Indebtedness.

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      In the event (a) of any insolvency or bankruptcy proceedings or any receivership, liquidation, reorganization or other similar proceedings in respect of the Issuer or a substantial part of its property, or of any proceedings for liquidation, dissolution or other winding up of the Issuer, whether or not involving insolvency or bankruptcy, or (b) subject to the provisions of Section 13.02 that (i) a default shall have occurred with respect to the payment of principal of or interest on or other monetary amounts due and payable on any Senior Indebtedness, or (ii) there shall have occurred an event of default (other than a default in the payment of principal or interest or other monetary amounts due and payable) in respect of any Senior Indebtedness, as defined therein or in the instrument under which the same is outstanding, permitting the holder or holders thereof to accelerate the maturity thereof (with notice or lapse of time, or both), and such event of default shall have continued beyond the period of grace, if any, in respect thereof, and, in the cases of subclauses (i) and (ii) of this clause (b), such default or event of default shall not have been cured or waived or shall not have ceased to exist, or (c) that the principal of and accrued interest on the Securities of any series shall have been declared due and payable pursuant to Section 5.01 and such declaration shall not have been rescinded and annulled as provided in
Section 5.01 then:

            (i) the holders of all Senior Indebtedness shall first be entitled to receive payment of the full amount due thereon, or provision shall be made for such payment in money or money's worth, before the Holders of any of the Securities or Coupons are entitled to receive a payment on account of the principal of or interest on the indebtedness evidenced by the Securities or of the Coupons, including, without limitation, any payments made pursuant to Article 12.

            (ii) any payment by, or distribution of assets of, the Issuer of any kind or character, whether in cash, property or securities, to which the Holders of any of the Securities or Coupons or the Indenture Trustee would be entitled except for the provisions of this Article shall be paid or delivered by the person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of such Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of such Senior Indebtedness held or represented by each, to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid after giving effect to any concurrent payment or distribution (or provision therefor) to the holders of such Senior Indebtedness, before any payment or distribution is made to the holders of the indebtedness evidenced by the Securities or Coupons or to the Indenture Trustee under this instrument; and

            (iii) in the event that, notwithstanding the foregoing, any payment by, or distribution of assets of, the Issuer of any kind or character, whether in cash, property or securities, in respect of principal of or interest on the Securities or in

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      connection with any repurchase by the Issuer of the Securities, shall be received by the Indenture Trustee or the Holders of any of the Securities or Coupons before all Senior Indebtedness is paid in full, or provision made for such payment in money or money's worth, such payment or distribution in respect of principal of or interest on the Securities or in connection with any repurchase by the Issuer of the Securities shall be paid over to the holders of such Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any such Senior Indebtedness may have been issued, ratably as aforesaid, for application to the payment of all Senior Indebtedness remaining unpaid until all such Senior Indebtedness shall have been paid in full, after giving effect to any concurrent payment or distribution (or provision therefor) to the holders of such Senior Indebtedness.

      Notwithstanding the foregoing, at any time after the 91st day following the date of deposit of cash or, in the case of Securities payable only in Dollars, U.S. Government Obligations pursuant to Section 10.01(b) or Section 10.01(c) (provided all other conditions set out in such Section shall have been satisfied) the funds so deposited and any interest thereon will not be subject to any rights of holders of Senior Indebtedness including, without limitation, those arising under this Article 13.

      Section 13.02 . Disputes with Holders of Certain Senior Indebtedness. Any failure by the Issuer to make any payment on or perform any other obligation under Senior Indebtedness, other than any indebtedness incurred by the Issuer or assumed or guaranteed, directly or indirectly, by the Issuer for money borrowed (or any deferral, renewal, extension or refunding thereof) or any indebtedness or obligation as to which the provisions of this Section shall have been waived by the Issuer in the instrument or instruments by which the Issuer incurred, assumed, guaranteed or otherwise created such indebtedness or obligation, shall not be deemed a default or event of default under Section 13.01(b) if (a) the Issuer shall be disputing its obligation to make such payment or perform such obligation and (b) either (i) no final judgment relating to such dispute shall have been issued against the Issuer which is in full force and effect and is not subject to further review, including a judgment that has become final by reason of the expiration of the time within which a party may seek further appeal or review, and (ii) in the event of a judgment that is subject to further review or appeal has been issued, the Issuer shall in good faith be prosecuting an appeal or other proceeding for review and a stay of execution shall have been obtained pending such appeal or review.

      Section 13.03 . Subrogation. Subject to the payment in full of all Senior Indebtedness, the Holders of the Securities and any Coupons shall be subrogated (equally and ratably with the holders of all obligations of the Issuer which by their express terms are subordinated to Senior Indebtedness of the Issuer to the same extent as the Securities are subordinated and which are entitled to like rights of subrogation) to the rights of the holders of Senior Indebtedness to receive payments or distributions of cash, property or securities of the Issuer applicable to the Senior Indebtedness until all amounts owing on the Securities and any Coupons shall be paid in full, and as between the Issuer, its

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creditors other than holders of such Senior Indebtedness and the Holders, no such payment or distribution made to the holders of Senior Indebtedness by virtue of this Article that otherwise would have been made to the Holders shall be deemed to be a payment by the Issuer on account of such Senior Indebtedness, it being understood that the provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders, on the one hand, and the holders of Senior Indebtedness, on the other hand.

      Section 13.04 . Obligation of Issuer Unconditional. Nothing contained in this Article or elsewhere in this Indenture or in the Securities or any Coupons is intended to or shall impair, as among the Issuer, its creditors other than the holders of Senior Indebtedness and the Holders, the obligation of the Issuer, which is absolute and unconditional, to pay to the Holders the principal of and interest on the Securities and the amounts owed pursuant to any Coupons as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders and creditors of the Issuer other than the holders of Senior Indebtedness, nor shall anything herein or therein prevent the Indenture Trustee or any Holder from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness in respect of cash, property or securities of the Issuer received upon the exercise of any such remedy.

      Upon payment or distribution of assets of the Issuer referred to in this Article, the Indenture Trustee and the Holders shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which any such dissolution, winding up, liquidation or reorganization proceeding affecting the affairs of the Issuer is pending or upon a certificate of the trustee in bankruptcy, receiver, assignee for the benefit of creditors, liquidating trustee or agent or other person making any payment or distribution, delivered to the Indenture Trustee or to the Holders, for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other indebtedness of the Issuer, the amount thereof or payable thereon, the amount paid or distributed thereon and all other facts pertinent thereto or to this Article.

      Section 13.05 . Payments on Securities and Coupons Permitted. Nothing contained in this Article or elsewhere in this Indenture or in the Securities or Coupons shall affect the obligations of the Issuer to make, or prevent the Issuer from making, payment of the principal of or interest on the Securities and of any Coupons in accordance with the provisions hereof and thereof, except as otherwise provided in this Article.

      Section 13.06 . Effectuation of Subordination by Indenture Trustee. Each holder of Securities or Coupons, by his acceptance thereof, authorizes and directs the Indenture Trustee on his behalf to take such action as may be necessary or appropriate to effectuate

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the subordination provided in this Article and appoints the Indenture Trustee his attorney-in-fact for any and all such purposes.

      Section 13.07 . Knowledge of Indenture Trustee. Notwithstanding the provisions of this Article or any other provisions of this Indenture, the Indenture Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment of moneys to or by the Indenture Trustee, or the taking of any other action by the Indenture Trustee, unless and until the Indenture Trustee shall have received written notice thereof mailed or delivered to the Indenture Trustee at its Corporate Trust Office from the Issuer, any Holder, any paying agent or the holder or representative of any class of Senior Indebtedness; provided that if at least three Business Days prior to the date upon which by the terms hereof any such moneys may become payable for any purpose (including, without limitation, the payment of the principal or interest on any Security or interest on any Coupon) the Indenture Trustee shall not have received with respect to such moneys the notice provided for in this Section, then, anything herein contained to the contrary notwithstanding, the Indenture Trustee shall have full power and authority to receive such moneys and to apply the same to the purpose for which they were received and shall not be affected by any notice to the contrary that may be received by it within three Business Days prior to or on or after such date.

      Section 13.08 . Indenture Trustee May Hold Senior Indebtedness. The Indenture Trustee shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness at the time held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in Section 6.03 or elsewhere in this Indenture shall deprive the Indenture Trustee of any of its rights as such holder.

      Section 13.09 . Rights of Holders of Senior Indebtedness Not Impaired. No right of any present or future holder of any Senior Indebtedness to enforce the subordination herein shall at any time or in any way be prejudiced or impaired by any act or failure to act on the part of the Issuer or by any noncompliance by the Issuer with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

      With respect to the holders of Senior Indebtedness, (a) the duties and obligations of the Indenture Trustee shall be determined solely by the express provisions of this Indenture, (b) the Indenture Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, (c) no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee and (d) the Indenture Trustee shall not be deemed to be a fiduciary as to such holders.

      Section 13.10 . Article Applicable to Paying Agents. In case at any time any paying agent other than the Indenture Trustee shall have been appointed by the Issuer and be then acting hereunder, the term "Indenture Trustee" as used in this Article shall in such case (unless the context shall require otherwise) be construed as extending to and including such paying agent within its meaning as fully for all intents and purposes as if

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such paying agent were named in this Article in addition to or in place of the
Indenture Trustee, provided, however, that Sections 13.07 and 13.08 shall not apply to the Issuer if it acts as its own paying agent.

      Section 13.11 . Indenture Trustee; Compensation Not Prejudiced. Nothing in this Article shall apply to claims of, or payments to, the Indenture Trustee pursuant to Section 6.06.

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      IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of June __, 2006.

                                         GREAT WOLF RESORTS, INC.

                                         By: ___________________________________
                                             Name:
                                             Title:
Attest:

By: ________________________________

                                         WILMINGTON TRUST COMPANY,
                                           INDENTURE TRUSTEE

                                         By: ___________________________________
                                             Name:
                                             Title:

STATE OF WISCONSIN   )
                     )   SS.:
COUNTY OF DANE       )

      On this ____ of ________, 2006 before me personally came       , to me
personally known, who, being by me duly sworn, did depose and say that he
resides at               that he is the            of Great Wolf Resorts, Inc.,
one of the corporations described in and which executed the above instrument; and that he signed his name thereto by authority of the Board of Directors of said corporation.

[NOTARIAL SEAL]

__________________________
Notary Public

STATE OF DELAWARE  )
                   )  SS.:
COUNTY OF NEW CASTLE   )

      On this ____ of ________, 2006 before me personally came       , to me
personally known, who, being by me duly sworn, did depose and say that he
resides at             that he is a Vice President of Wilmington Trust Company,
one of the corporations described in and which executed the above instrument and that he signed his name thereto by like authority.

[NOTARIAL SEAL]

__________________
Notary Public